                                                                    Exhibit 99.1

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------



                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE


                                 MAY [18], 2005




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

                                   TERM SHEET
                                 MAY [18], 2005
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1
                          $[537,900,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                            EXPECTED    STATED
   CLASS        APPROX          COUPON      WAL (YRS)   PAYMENT WINDOW PAYMENT   INTEREST    FINAL       FINAL     EXPECTED RATINGS
                SIZE ($)                     (CALL(4)/     (CALL(4)/    DELAY    ACCRUAL    MATURITY    MATURITY    (MOODY'S/FITCH)
                                             MATURITY)     MATURITY)                           (4)        (5)
CLASS A-1A     150,482,000  LIBOR + [ ](1),  2.50/2.68    1-78/1-169     0     Actual/360   Nov-2011    Jun-2036         [Aaa]/AAA
                                  (2)

CLASS A-1B     37,620,000   LIBOR + [ ](1),  2.50/2.68    1-78/1-169     0     Actual/360   Nov-2011    Jun-2036         [Aaa]/AAA
                                  (2)

CLASS A-2A     79,796,000   LIBOR + [ ](1),  1.00/1.00    1-20/1-20      0     Actual/360   Jan-2007    Jun-2036         [Aaa]/AAA
                                  (2)

CLASS A-2B     129,925,000  LIBOR + [ ](1),  2.84/2.84   20-72/20-72     0     Actual/360   May-2011    Jun-2036         [Aaa]/AAA
                                  (2)

CLASS A-2C     17,427,000   LIBOR + [ ](1),  6.44/8.19  72-78/72-161     0     Actual/360   Nov-2011    Jun-2036         [Aaa]/AAA
                                  (2)

CLASS M-1      33,825,000   LIBOR + [ ](1),  4.65/5.09  40-78/40-146     0     Actual/360   Nov-2011    Jun-2036         [Aa1]/AA+
                                  (3)

CLASS M-2      16,775,000   LIBOR + [ ](1),  4.61/5.03  39-78/39-137     0     Actual/360   Nov-2011    Jun-2036         [Aa2]/AA
                                  (3)

CLASS M-3      11,275,000   LIBOR + [ ](1),  4.59/5.00  39-78/39-137     0     Actual/360   Nov-2011    Jun-2036         [Aa3]/AA-
                                  (3)

CLASS M-4      11,000,000   LIBOR + [ ](1),  4.58/4.97  39-78/39-132     0     Actual/360   Nov-2011    Jun-2036          [A1]/A+
                                  (3)

CLASS M-5      11,275,000   LIBOR + [ ](1),  4.57/4.94  38-78/38-128     0     Actual/360   Nov-2011    Jun-2036          [A2]/A
                                  (3)

CLASS M-6       9,900,000   LIBOR + [ ](1),  4.57/4.91  38-78/38-123     0     Actual/360   Nov-2011    Jun-2036          [A3]/A-
                                  (3)

CLASS B-1      10,175,000   LIBOR + [ ](1),  4.56/4.86  37-78/37-110     0     Actual/360   Nov-2011    Jun-2036        [Baa1]/BBB+
                                  (3)

CLASS B-2       9,900,000   LIBOR + [ ](1),  4.56/4.78  37-78/37-101     0     Actual/360   Nov-2011    Jun-2036        [Baa2]/BBB
                                  (3)

CLASS B-3       4,675,000   LIBOR + [ ](1),  4.56/4.67  37-78/37-90      0     Actual/360   Nov-2011    Jun-2036        [Baa3]/BBB-
                                  (3)

CLASS B-4(6)    3,850,000                                       Information Not Provided Hereby                          [Ba1]/BB+
TOTAL:        537,900,000

----------
1) Subject to the related Available Funds Cap.
2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.
3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.
4) See "Pricing Prepayment Speed" herein. Assumes 10% optional termination occurs.
5) Latest maturity date for any mortgage loan plus one year.
6) The Class B-4 Certificates will be privately placed. All information presented herein with respect to the Class B-4 Certificates is solely to assist your understanding of the Offered Certificates.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Scott Soltas                     212-449-3659     scott_soltas@ml.com
Vince Mora                       212-449-1437     vince_morajr@ml.com
Charles Sorrentino               212-449-3659     charles_sorrentino@ml.com
Colin Sheen                      212-449-3659     colin_sheen@ml.com
Edgar Seah                       212-449-3659     edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                      212-449-0752     matthew_whalen@ml.com
Paul Park                        212-449-6380     paul_park@ml.com
Tom Saywell                      212-449-2122     tom_saywell@ml.com
Alan Chan                        212-449-8140     alan_chan@ml.com
Fred Hubert                      212-449-5071     fred_hubert@ml.com
Alice Chu                        212-449-1701     alice_chu@ml.com
Sonia Lee                        212-449-5067     sonia_lee@ml.com
Oleg Saitskiy                    212-449-1901     oleg_saitskiy@ml.com
Keith Singletary                 212-449-9431     keith_singletary@ml.com
Calvin Look                      212-449-5029     calvin_look@ml.com

MOODY'S
-------
Deepika Kothari                  201-915-8732     deepika.kothari@moodys.com

FITCH
-----
Vanessa Purwin                   212-908-0269     vanessa.purwin@fitchrating.com




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

TITLE OF CERTIFICATES         First Franklin Mortgage Loans Trust, Mortgage Loan
                              Asset-Backed Certificates Series 2005-FFH1,
                              consisting of:
                              Class A-1A and Class A-1B Certificates
                              (the "Class A-1 Certificates"),
                              Class A-2A, Class A-2B and Class A-2C Certificates
                              (collectively , the "Class A-2 Certificates", and
                              together with the Class A-1 Certificates, the
                              "Class A Certificates"), Class M-1, Class M-2,
                              Class M-3, Class M-4, Class M-5 and Class M-6
                              Certificates (collectively, the "Class M
                              Certificates"), and Class B-1, Class B-2,
                              Class B-3 and Class B-4 Certificates
                              (collectively, the "Class B Certificates") The
                              Class A Certificates, the Class M Certificates,
                              Class B-1, Class B-2 and Class B-3 Certificates
                              are collectively known as the "Offered
                              Certificates".  The Class M and Class B
                              Certificates are collectively known as the
                              "Subordinate Certificates".

UNDERWRITER                   Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                    First Franklin Financial Corp. ("FFFC")

SERVICER                      Wilshire Credit Corporation

TRUSTEE                       Wells Fargo Bank, N.A.

CUT-OFF DATE                  May 1, 2005

PRICING DATE                  On or about May [19], 2005

CLOSING DATE                  On or about May [31], 2005

PRICING PREPAYMENT            The Certificates will be priced based on the
SPEED                         following collateral prepayment assumptions:

                              FRM Loans:  115% PPC (100% PPC: 4%-20% CPR over
                                          12 months, 20% thereafter)
                              ARM Loans:  100% PPC (100% PPC: 4%-35% CPR over
                                          24 months, 35% thereafter)

DISTRIBUTION DATES            Distribution of principal and interest on
                              the Certificates will be made on the 25th day of
                              each month or, if such day is not a business day,
                              on the first business day thereafter, commencing
                              in June 2005.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as
                              of the Closing Date. However, investors should
                              consult with their counsel with respect to the
                              consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership
                              of such Offered Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute
                              "mortgage-related securities" for the
                              purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools,
                              with respect to which elections will be made to
                              treat each as a "real estate mortgage investment
                              conduit" ("REMIC").




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

OPTIONAL TERMINATION          The Trustee will be required to effect an auction
                              of the assets of the Trust Fund when the aggregate
                              stated principal balance of the Mortgage Loans is
                              less than or equal to 10% of the aggregate stated
                              principal balance of the Mortgage Loans as of the
                              Cut-Off Date. The auction will be effected via a
                              solicitation of bids from at least three bidders.
                              Any such auction will result in the termination of
                              the Trust Fund only if the highest bid received is
                              at least equal to the sum of (i) the aggregate
                              outstanding principal balance of the Certificates,
                              plus accrued interest on the Certificates, (ii)
                              any unreimbursed out-of-pocket costs and expenses
                              and the principal portion of Advances, in each
                              case previously incurred by the Servicer in the
                              performance of its servicing obligations, (iii)
                              certain amounts described in the Prospectus
                              Supplement, and (iv) the costs incurred by the
                              Trustee in connection with such auction.


MORTGAGE LOANS                A statistical mortgage pool consisting of fixed
                              rate and adjustable rate, first lien, sub-prime
                              Mortgage Loans having an aggregate stated
                              principal balance as of the Cut-Off Date of
                              approximately $599,023,913 originated by First
                              Franklin Financial Corp. When we refer to
                              percentages of Mortgage Loans in the following
                              tables, we are describing the percentage of the
                              aggregate principal balance of the Mortgage Loans
                              in the statistical mortgage pool. The Mortgage
                              Loans as of the closing date will include certain
                              mortgage loans that are not included in the
                              statistical mortgage pool; furthermore, certain
                              mortgage loans that are included in the
                              statistical mortgage pool will be deleted from the
                              final mortgage pool. The Mortgage Loans are
                              expected to have an aggregate stated principal
                              balance as of the Closing Date of approximately
                              $550,000,000.


                              The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property
                              (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or
                              $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or
                              $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or
                              $1,037,400 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

TOTAL DEAL SIZE               Approximately [537,900,000]

ADMINISTRATIVE FEES           Fees aggregating 52 bps per annum (payable
                              monthly) on the stated principal balance of the
                              Mortgage Loans will be paid to the Servicer and
                              the Trustee.

CREDIT ENHANCEMENTS           1. Excess interest
                              2. Over-Collateralization
                              3. Subordination

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Initial Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 2.20% of the aggregate principal balance of the Initial Mortgage Loans.
                              To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 2.20% of the aggregate principal balance of the Mortgage Loans as of the Closing
                              Date), excess cashflow will be directed to build
                              O/C until the over-collateralization target amount is restored.

                              Initial: Approximately 2.20% of Initial Mortgage Loans
                              Target: 2.20% of the original balance of the Initial Mortgage Loans before stepdown, 4.40% of the current balance of the Mortgage Loans after stepdown
                              Floor:   0.50% of the original balance of the
                              Initial Mortgage Loans


                        (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION(1):                CLASSES          RATING (M/F)     SUBORDINATION
                                 -------          ------------     -------------
                                 Class A            [Aaa]/AAA         24.50%
                                Class M-1           [Aa1]/AA+         18.35%
                                Class M-2           [Aa2]/AA          15.30%
                                Class M-3           [Aa3]/AA-         13.25%
                                Class M-4            [A1]/A+          11.25%
                                Class M-5            [A2]/A            9.20%
                                Class M-6            [A3]/A-           7.40%
                                Class B-1          [Baa1]/BBB+         5.55%
                                Class B-2          [Baa2]/BBB          3.75%
                                Class B-3          [Baa3]/BBB-         2.90%
                                Class B-4           [Ba1]/BB+          2.20%

CLASS SIZES:                     CLASSES          RATING (M/S)      CLASS SIZES
                                 -------          ------------      -----------
                                 Class A            [Aaa]/AAA         75.50%
                                Class M-1           [Aa1]/AA+          6.15%
                                Class M-2           [Aa2]/AA           3.05%
                                Class M-3           [Aa3]/AA-          2.05%
                                Class M-4            [A1]/A+           2.00%
                                Class M-5            [A2]/A            2.05%
                                Class M-6            [A3]/A-           1.80%
                                Class B-1          [Baa1]/BBB+         1.85%
                                Class B-2          [Baa2]/BBB          1.80%
                                Class B-3          [Baa3]/BBB-         0.85%
                                Class B-4           [Ba1]/BB+          0.70%

(1) The subordination includes the initial over-collateralization level of approximately 2.20%.

INTEREST ACCRUAL              For the Offered Certificates and the Class B-4
                              Certificates, interest will initially accrue from the Closing Date to (but excluding) the first
                              Distribution Date, and thereafter, from the prior
                              Distribution Date to (but excluding) the current
                              Distribution Date.

COUPON STEP UP                If the 10% optional termination does not occur on
                              the first distribution date on which it is possible, (i) the margin on each of the Class A
                              Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAPS          Class A-1 Certificates: The per annum rate equal
                              to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net
                              Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                              Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                              Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                              "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS                 The Certificates will each have the benefit of one
                              of the three cap contracts as specified below:

                                                                                       BEGINNING            1ML STRIKE, UPPER
                              CLASS                          NUMBER OF MONTHS      DISTRIBUTION DATE              COLLAR
                              -----                          ----------------      -----------------        -----------------
                              Class A-1 Certificates                35                 June 2005                   9.75%
                              Class A-2 Certificates                30                 June 2005                   9.25%
                              Subordinate Certificates              30                 June 2005                   8.80%

                              Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS             A rate calculated in the same manner as the
                              related Available Funds Cap, but based on the net maximum mortgage rate rather than the net mortgage rate.

SHORTFALL REIMBURSEMENT       If on any Distribution Date the pass-through rate
                              for any class of Certificates is limited by the related Available Funds Cap, (1) the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (a) the related Maximum
                              Rate Cap and (b) the sum of (i) the related
                              Available Funds Cap and (ii) the product of (A) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual period and (B) the quotient obtained by dividing (I) and amount equal to the proceeds, if any, payable under the related Cap
                              Contract with respect to such Distribution Date by
                              (II) the aggregate Certificated Principal Balance of each of the Classes of Certificates to which such Cap Contract relates for such Distribution
                              Date over (2) the amount of interest such class was entitled to receive on such Distribution Dated based on the related Available Funds Cap together with the unpaid portion of any such excess from prior Distribution Dates and interest accrued thereon at the then applicable Pass-Through Rate for such class, without giving effect to the related Available Funds Cap. Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

CASHFLOW PRIORITY             1.    Administrative Fees.
                              2.    Available interest funds, as follows:
                                    monthly interest, including any unpaid
                                    monthly interest from prior months,
                                    concurrently, to the Class A Certificates;
                                    then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class
                                    M-2 Certificates, then to the Class M-3
                                    Certificates, then to the Class M-4
                                    Certificates, then to the Class M-5
                                    Certificates, then to the Class M-6
                                    Certificates, then to the Class B-1
                                    Certificates, then to the Class B-2
                                    Certificates, then to the Class B-3
                                    Certificates, and then to the Class B-4
                                    Certificates.
                              3.    Available principal funds, as follows:
                                    monthly principal to the Class A
                                    Certificates as described under
                                    "PRINCIPAL PAYDOWN", then monthly
                                    principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                                    Certificates, then monthly principal to
                                    the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5
                                    Certificates, then monthly principal to
                                    the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                                    Certificates, then monthly principal to
                                    the Class B-3 Certificates, and then
                                    monthly principal to the Class B-4
                                    Certificates, in each case as described
                                    under "PRINCIPAL PAYDOWN."
                              4.    Excess interest in the order as
                                    described under "PRINCIPAL PAYDOWN" if
                                    necessary to restore O/C to the required level.
                              5.    Excess interest to pay subordinate
                                    principal shortfalls.
                              6.    Excess interest to pay Carryover resulting
                                    from imposition of the related Available
                                    Funds Cap.
                              7.    Any remaining amount will be paid in
                                    accordance with the Pooling and Servicing
                                    Agreement and will not be available for
                                    payment to holders of the Offered
                                    Certificates or Class B-4 Certificates.

                              Payments received on the related Cap Contracts will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:
     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially in such order.

     Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B and Class A-2C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------



IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates and eleventh to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

                   CLASS A                               49.00%*
                   CLASS M-1                             36.70%*
                   CLASS M-2                             30.60%*
                   CLASS M-3                             26.50%*
                   CLASS M-4                             22.50%*
                   CLASS M-5                             18.40%*
                   CLASS M-6                             14.80%*
                   CLASS B-1                             11.10%*
                   CLASS B-2                              7.50%*
                   CLASS B-3                              5.80%*
                   CLASS B-4                              4.40%*

                   *includes overcollateralization




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FFH1
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:
i)       The Distribution Date is on or after the June 2008 Distribution Date;
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)     A Stepdown Loss Trigger Event does not exist.

SUBORDINATE           The first Distribution Date on which the Required
CLASS PRINCIPAL       Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION          balance of the Subordinate Certificates and the O/C
DATE                  amount divided by the aggregate stated principal balance
                      of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified
                      Enhancement Percentage (including O/C), which is equal to two times the initial Class A subordination percentage.

                      SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                      49.00%
                      or
                      (22.30%+2.20%)*2

STEPDOWN LOSS         The situation that exists with respect to any Date after
TRIGGER EVENT         the Stepdown Date, if (a) the quotient of (1) the
<PRELIMINARY AND      aggregate Stated Principal Balance of all Mortgage Loans
SUBJECT TO REVISION>  60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                      Remittance Date, equals or exceeds the product of (i)
                      [TBD %] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate
                      Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution
                      Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required
                      Loss Percentage shown below.

                              DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
                              ---------------------------          ------------------------
                              June 2008 - May 2009                 [TBD %] with respect to April 2008, plus an additional 1/12th of
                                                                   [TBD %] for each month thereafter
                              June 2009 - May 2010                 [TBD %] with respect to April 2009, plus an additional 1/12th of
                                                                   [TBD %] for each month thereafter
                              June 2010 - May 2011                 [TBD %] with respect to April 2010, plus an additional 1/12th of
                                                                   [TBD %] for each month thereafter
                              June 2011 and thereafter             [TBD %]

CLASS A-1 TRIGGER     A Class A-1 Trigger Event is identical to a Step Down Loss
EVENT                 Trigger Event provided that during the period from June
                      2005 - May 2008 a Required Loss Percentage of [TBD %] shall be in effect.

                                      [PRELIMINARY AND SUBJECT TO REVISION]

PROSPECTUS            The Offered Certificates will be offered pursuant to a
                      Prospectus which includes a Prospectus Supplement
                      (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES  The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                        TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------


Aggregate Outstanding Principal Balance                             $599,023,913
Aggregate Original Principal Balance                                $599,160,216
Number of Mortgage Loans                                                3,508


                                         MINIMUM        MAXIMUM      AVERAGE (1)
                                         -------        -------      ----------
Original Principal Balance              $ 24,950       $750,000       $170,798
Outstanding Principal Balance           $ 24,950       $750,000       $170,759


                                                                      WEIGHTED
                                          MINIMUM       MAXIMUM      AVERAGE (2)
                                          -------       -------      ----------
Original Term (mos)                          180           360           359
Stated remaining Term (mos)                  176           360           359
Loan Age (mos)                                 0            11             1
Current Interest Rate                      6.000%       10.000%        7.814%
Initial Interest Rate Cap(4)               2.000%        3.000%        2.999%
Periodic Rate Cap(4)                       1.000%        1.000%        1.000%
Gross Margin(4)                            5.250%        8.000%        6.448%
Maximum Mortgage Rate(4)                  12.000%       16.000%       13.767%
Minimum Mortgage Rate(4)                   6.000%       10.000%        7.767%
Months to Roll(4)                             10            60            26
Original Loan-to-Value                     72.56%       103.00%        99.97%
Credit Score (3)                             557           812           662


                                              EARLIEST                LATEST
                                              --------                ------
Maturity Date                                01/01/2020             06/01/2035


LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                       100.00%

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                         98.97%
Second Home                                                      1.03%


LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                      10.34%
ARM                                                             89.66%

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                58.05%
Interest Only                                                   41.94%
Balloon                                                          0.01%


YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2004                                                             0.46%
2005                                                            99.54%

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                        81.55%
Refinance - Rate/Term                                            1.70%
Refinance - Cashout                                             16.75%


PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family                                                   70.67%
Planned Unit Development                                        15.59%
Condominium                                                      8.38%
Two- to Four-Family                                              5.37%


----------
(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                        TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------


MORTGAGE RATES


                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
RANGE OF             MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
MORTGAGE RATES        LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
--------------      ---------    -----------      --------    --------   --------  -----------    --------     -------      -------
5.501% to 6.000%          1      $    345,000        0.06%     6.000%       711      $345,000      100.00%       0.00%      100.00%
6.001% to 6.500%         43        11,099,483        1.85      6.399        714       258,128      100.05       38.68        64.90
6.501% to 7.000%        300        75,585,658       12.62      6.884        706       251,952      100.00       36.58        51.79
7.001% to 7.500%        664       140,735,693       23.49      7.329        687       211,951      100.04       39.35        47.86
7.501% to 8.000%        999       168,955,755       28.21      7.821        660       169,125       99.98       50.27        40.40
8.001% to 8.500%        804       115,423,104       19.27      8.325        634       143,561       99.86       68.30        35.63
8.501% to 9.000%        534        69,072,438       11.53      8.787        617       129,349       99.94       74.16        31.64
9.001% to 9.500%        137        14,486,577        2.42      9.307        610       105,741       99.96       77.67        28.17
9.501% to 10.000%        26         3,320,204        0.55      9.690        603       127,700       99.98       83.92        56.12
TOTAL:                3,508      $599,023,913      100.00%     7.814        662      $170,759       99.97%      52.81%       41.94%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 10.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.814% per annum.





REMAINING MONTHS TO STATED MATURITY

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
RANGE OF            NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
REMAINING MONTHS     MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
TO STATED MATURITY    LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
------------------  ---------    -----------      --------    --------   --------  -----------    --------     -------      -------
169 to 180               20        $1,970,712        0.33%     7.950%       678       $98,536       99.57%      52.59%        0.00%
229 to 240                1            91,700        0.02      8.375        629        91,700      100.00      100.00         0.00
349 to 360            3,487       596,961,501       99.66      7.814        662       171,196       99.97       52.80        42.09
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                        TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
RANGE OF ORIGINAL   NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
MORTGAGE LOAN        MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
PRINCIPAL BALANCES    LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
------------------  ---------    -----------      --------    --------   --------  -----------    --------     -------      -------
$50,000 or less         120      $  5,170,333        0.86%     8.482%       643      $ 43,086      100.00%      87.72%        5.93%
$50,001 to $100,000   1,021        79,991,703       13.35      8.222        637        78,346       99.99       83.31        16.04
$100,001 to $150,000    886        11,732,950       18.65      7.973        643       126,109       99.99       76.43        27.15
$150,001 to $200,000    552        95,669,164       15.97      7.905        654       173,314      100.00       57.97        36.05
$200,001 to $250,000    287        64,285,132       10.73      7.724        665       223,990      100.00       49.00        39.75
$250,001 to $300,000    199        54,192,748        9.05      7.665        673       272,325      100.02       38.59        48.67
$300,001 to $350,000    141        46,254,639        7.72      7.734        667       328,047      100.01       39.85        51.63
$350,001 to $400,000     87        32,717,014        5.46      7.573        682       376,058       99.67       24.40        53.69
$400,001 to $450,000     61        25,747,639        4.30      7.476        681       422,092       99.92       24.71        58.99
$450,001 to $500,000     55        26,220,407        4.38      7.579        682       476,735       99.96       25.54        69.30
$500,001 to $550,000     49        25,871,376        4.32      7.442        697       527,987       99.99       30.65        73.52
$550,001 to $600,000     23        13,281,241        2.22      7.515        689       577,445       99.98        8.88        86.94
$600,001 to $650,000     12         7,516,116        1.25      7.385        713       626,343      100.26       16.88        83.23
$650,001 to $700,000     10         6,728,350        1.12      7.391        730       672,835       99.62       19.75        90.15
$700,001 to $750,000      5         3,645,100        0.61      7.201        726       729,020       98.91       19.58       100.00
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,950 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $170,759.





PRODUCT TYPES

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
PRODUCT TYPES         LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
-------------       ---------    -----------      --------    --------   --------  -----------    --------     -------      -------
15 Year Fixed Loans      19      $  1,922,862        0.32%     7.943%       678      $101,203       99.56%      51.41%        0.00%
20 Year Fixed Loans       1            91,700        0.02      8.375        629        91,700      100.00      100.00         0.00
30 Year Fixed Loans     491        59,886,650       10.00      8.239        656       121,969       99.97       64.98         7.91
1/29 LIBOR ARM            5           772,792        0.13      7.555        653       154,558       99.99       29.18         0.00
2/28 LIBOR ARM        2,381       428,472,641       71.53      7.776        662       179,955       99.97       50.34        46.11
3/27 LIBOR ARM          579       101,461,826       16.94      7.740        663       175,236       99.96       55.15        45.00
5/25 LIBOR ARM           31         6,367,593        1.06      7.602        684       205,406      100.30       69.68        51.42
Balloon Loans             1            47,849        0.01      8.250        680        47,849      100.00      100.00         0.00
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                        TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ADJUSTMENT TYPE


                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
ADJUSTMENT TYPE       LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
ARM                   2,996      $537,074,851       89.66%     7.767%       663      $179,264       99.97%      51.44%       45.90%
Fixed Rate              512        61,949,062       10.34      8.230        656       120,994       99.96       64.64         7.64
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%


AMORTIZATION TYPE

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
AMORTIZATION TYPE     LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
Fully Amortizing      2,427      $347,739,203       58.05%     7.897%       658      $143,279       99.98%      55.47%        0.00%
Balloon                   1            47,849        0.01      8.250        680        47,849      100.00      100.00         0.00
60 Month Interest-
  Only                1,080       251,236,860       41.94      7.700        667       232,627       99.95       49.12       100.00
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the computational materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                        TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
GEOGRAPHIC LOCATION   LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
Alabama                  94       $10,227,388         1.71%    8.342%       635      $108,802      100.11%      89.24%       26.56%
Arizona                  30         6,098,154         1.02     7.887        651       203,272       99.81       61.69        56.14
Arkansas                 20         1,891,428         0.32     8.286        626        94,571      100.00       92.60        29.39
California              299       115,530,875        19.29     7.378        692       386,391       99.95       24.88        79.65
Colorado                 28         6,486,261         1.08     7.800        649       231,652       99.81       46.35        62.00
Connecticut              16         3,405,625         0.57     7.953        650       212,852      100.00       67.72        16.50
Delaware                  1           130,000         0.02     8.500        670       130,000      100.00      100.00       100.00
District of Columbia      4           846,500         0.14     7.888        679       211,625      100.00       15.95         0.00
Florida                 235        45,413,613         7.58     7.848        671       193,249      100.15       48.96        47.27
Georgia                 168        24,628,163         4.11     8.049        643       146,596       99.90       78.62        47.47
Idaho                     2           293,792         0.05     7.747        675       146,896      100.00       28.23         0.00
Illinois                211        37,695,409         6.29     7.926        664       178,651       99.88       41.59        22.11
Indiana                 183        19,440,582         3.25     8.016        639       106,233      100.03       78.63        16.78
Iowa                     48         3,996,633         0.67     8.400        623        83,263      100.00       89.94         3.41
Kansas                   21         2,711,169         0.45     8.309        635       129,103      100.06       74.88        29.20
Kentucky                 58         6,989,593         1.17     7.962        637       120,510      100.02       85.71        21.40
Louisiana                22         2,668,130         0.45     7.995        656       121,279      100.00       60.79        14.68
Maine                     8         1,550,217         0.26     7.568        700       193,777      100.00       55.88        29.58
Maryland                 52        11,579,090         1.93     7.976        657       222,675      100.45       55.50        48.09
Massachusetts            38        10,556,751         1.76     7.889        674       277,809       99.71       33.94        53.50
Michigan                263        39,582,724         6.61     7.714        656       150,505       99.89       52.40        32.03
Minnesota               104        20,993,594         3.50     7.539        673       201,861      100.00       51.41        48.22
Missouri                 80         9,528,368         1.59     8.075        640       119,105       99.98       64.60        15.32
Nebraska                  8           870,824         0.15     8.043        661       108,853       99.67       48.00        11.71
Nevada                   34         8,132,730         1.36     7.536        671       239,198       99.84       45.85        59.59
New Hampshire             7         1,437,829         0.24     8.218        660       205,404       99.93       45.79        30.67
New Jersey               61        16,049,586         2.68     7.711        673       263,108       99.93       45.39        37.37
New Mexico                9         1,181,843         0.20     7.766        661       131,316      100.36       64.82        25.11
New York                114        23,349,952         3.90     7.748        680       204,824       99.89       36.55        19.26
North Carolina          164        22,944,046         3.83     8.064        644       139,903       99.95       80.63        39.46
North Dakota              7           531,835         0.09     7.929        669        75,976       99.72       63.22         0.00
Ohio                    327        37,748,822         6.30     7.939        640       115,440       99.95       67.62        32.40
Oklahoma                 15         1,209,401         0.20     8.384        631        80,627       99.92       82.73        16.06
Oregon                   29         5,660,885         0.95     7.757        666       195,203      100.00       53.02        50.36
Pennsylvania             98        10,203,554         1.70     7.967        658       104,118      100.08       65.72         3.43
Rhode Island             10         2,398,705         0.40     7.869        662       239,871      100.00       29.27        32.27
South Carolina           89        11,170,585         1.86     8.183        643       125,512       99.86       76.68        39.42
South Dakota              1            64,457         0.01     7.999        765        64,457      100.00        0.00         0.00
Tennessee               123        13,263,024         2.21     8.037        635       107,829       99.88       75.18        19.47
Texas                   231        27,746,071         4.63     8.075        640       120,113       99.99       72.46        14.14
Utah                     49         7,881,907         1.32     7.786        655       160,855      100.00       59.18        48.92
Vermont                   2           295,200         0.05     8.074        665       147,600      100.00       29.88        70.12
Virginia                 25         5,767,806         0.96     8.381        649       230,712      100.14       52.10        50.63
Washington               39         7,755,489         1.29     7.767        668       198,859      100.05       50.95        43.21
West Virginia             8         1,015,147         0.17     7.910        658       126,893       99.95       48.77        12.87
Wisconsin                73        10,100,155         1.69     8.074        649       138,358       99.92       48.70        12.73
TOTAL:                3,508      $599,023,913       100.00%    7.814%       662      $170,759       99.97%      52.81%       41.94%


No more than approximately 0.43% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                        TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS


                                    AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                      NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL      PERCENT
LOAN-TO-VALUE RATIOS    LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC         IO
---------------       ---------    ------------     --------    -------    --------  -----------    --------     -------    -------
72.01% to 73.00%            1          $399,100        0.07%     8.250%       656      $399,100       72.56%     100.00%      0.00%
95.01% to 96.00%            3           737,150        0.12      7.744        597       245,717       95.61       84.79       0.00
96.01% to 97.00%           22         4,569,931        0.76      7.638        658       207,724       96.68       33.52      35.98
97.01% to 98.00%           26         5,966,855        1.00      7.773        672       229,494       97.61       49.27      45.84
98.01% to 99.00%           34         7,351,169        1.23      7.659        673       216,211       98.54       39.59      24.45
99.01% to 100.00%       3,353       566,304,011       94.54      7.827        661       168,895       99.99       51.96      43.10
100.01% to 101.00%          1           329,900        0.06      8.999        580       329,900      100.27      100.00     100.00
101.01% to 102.00%          3           395,415        0.07      7.320        671       131,805      101.77      100.00       0.00
102.01% to 103.00%         65        12,970,380        2.17      7.392        690       199,544      102.97      100.00       4.96
TOTAL:                  3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%     41.94%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 72.56% to 103.00% and the weighted average Original Loan-to-Value Ratio for the Mortgage Loans was approximately 99.97%.

LOAN PURPOSE

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
LOAN PURPOSE          LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
Purchase              2,900      $488,522,120       81.55%     7.788%       664      $168,456      100.04%      57.27%        47.73%
Refinance-Cashout       552       100,315,118       16.75      7.938        654       181,730       99.76       32.55         16.35
Refinance-Rate Term      56        10,186,675        1.70      7.873        658       181,905       98.47       38.31         16.39
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%        41.94%


PROPERTY TYPE

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
PROPERTY TYPE         LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
Single Family
Residence             2,697      $423,319,458       70.67%     7.853%       658      $156,959       99.97%      55.44%       37.24%
Planned Unit
Development             437        93,364,838       15.59      7.778        662       213,650      100.03       55.89        51.47
Condominium             253        50,192,700        8.38      7.729        680       198,390       99.83       38.89        58.13
Two-to-Four Family      121        32,146,917        5.37      7.543        690       265,677       99.98       31.00        50.91
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                        TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------


DOCUMENTATION

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
DOCUMENTATION         LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
Full Documentation    2,311      $316,338,764       52.81%     7.992%       640      $136,884      100.02%     100.00%       39.01%
Stated Plus             527       156,898,710       26.19      7.542        692       297,721       99.95        0.00        78.74
No Income
Verification            645       120,482,969       20.11      7.717        680       186,795       99.84        0.00         0.49
Blended                  16         3,781,820        0.63      7.484        684       236,364      100.00        0.00        69.25
Limited Income
Verification              9         1,521,650        0.25      7.505        673       169,072      100.00        0.00        71.17
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%



OCCUPANCY

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
OCCUPANCY             LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
Primary               3,471      $592,826,871       98.97%     7.815%       661      $170,794       99.97%      52.32%       42.38%
Second Home              37         6,197,042        1.03      7.790        734       167,488       99.92      100.00         0.00
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOAN AGE SUMMARY

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
MORTGAGE LOAN        MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
AGE (MONTHS)          LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
0                     1,902      $311,800,120       52.05%     7.932%       658      $163,933       99.97%      56.83%       40.87%
1                     1,539       275,075,537       45.92      7.682        666       178,737       99.96       48.22        43.21
2                        45         7,596,789        1.27      7.769        658       168,818       99.93       52.79        47.72
3                         9         1,805,577        0.30      8.155        636       200,620       99.94       60.31        59.61
4                        10         2,119,730        0.35      7.727        660       211,973      100.23       48.25         2.64
6                         1           239,098        0.04      7.500        676       239,098      100.00        0.00         0.00
9                         1           178,550        0.03      7.125        673       178,550      100.00      100.00       100.00
11                        1           208,511        0.03      7.875        632       208,511       97.67      100.00         0.00
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%



As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                        TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------


ORIGINAL PREPAYMENT PENALTY TERM



                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
ORIGINAL PREPAYMENT  MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
PENALTY TERM          LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
None                    845      $151,707,702       25.33%     7.976%       664      $179,536       99.84%      55.50%       38.96%
12 Months               127        26,043,822        4.35      8.021        675       205,069       99.90       49.23        50.82
24 Months              1563       275,929,325       46.06      7.772        661       176,538      100.03       49.50        44.39
36 Months               973       145,343,064       24.26      7.689        660       149,376      100.00       56.92        38.81
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.





CREDIT SCORES

                                  AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                    NUMBER OF     PRINCIPAL       PERCENT     WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      PERCENT
RANGE OF             MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL      FULL        PERCENT
CREDIT SCORES         LOANS      OUTSTANDING        POOL       COUPON      SCORE   OUTSTANDING      LTV          DOC           IO
---------------     ---------    ------------     --------    -------    --------  -----------    --------     -------      -------
557 to 575                1          $312,000        0.05%     8.625%       557      $312,000      100.00%     100.00%      100.00%
576 to 600              559        75,111,053       12.54      8.427        590       134,367       99.95       99.19        42.57
601 to 625              853       109,495,410       18.28      8.376        613       128,365       99.92       76.04        28.51
626 to 650              446        72,273,217       12.07      7.980        637       162,048       99.99       59.04        40.44
651 to 675              582       109,065,472       18.21      7.611        662       187,398       99.87       41.41        48.91
676 to 700              458        93,618,368       15.63      7.471        688       204,407      100.05       32.47        42.38
701 to 725              290        64,069,224       10.70      7.335        712       220,928      100.01       31.65        43.50
726 to 750              157        36,309,005        6.06      7.360        737       231,268      100.05       22.48        45.00
751 to 775              112        26,197,860        4.37      7.309        762       233,909      100.07       30.52        56.90
776 to 800               43        10,323,704        1.72      7.362        786       240,086      100.00       26.45        45.86
801 to 812                7         2,248,600        0.38      7.685        804       321,229       99.84       38.72        72.31
TOTAL:                3,508      $599,023,913      100.00%     7.814%       662      $170,759       99.97%      52.81%       41.94%


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 662.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                          TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

GROSS MARGINS

                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                   NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF           MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
GROSS MARGINS        LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
----------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.001% to 5.500%           3   $    742,385         0.14%     6.973%       673   $   247,462     100.00%   100.00%    24.05%
5.501% to 6.000%         570    129,057,079        24.03      7.254        671       226,416      99.96     40.46     64.34
6.001% to 6.500%        1130    220,889,255        41.13      7.661        665       195,477      99.94     48.07     49.04
6.501% to 7.000%         915    137,646,214        25.63      8.120        655       150,433     100.00     60.67     31.87
7.001% to 7.500%         345     45,089,839         8.40      8.590        654       130,695     100.02     68.55     23.17
7.501% to 8.000%          33      3,650,079         0.68      8.960        646       110,608     100.00     74.77     18.30
TOTAL:                 2,996   $537,074,851       100.00%     7.767%       663   $   179,264      99.97%    51.44%    45.90%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.250% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.448% per annum.

MAXIMUM MORTGAGE RATES

                                  AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                     NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM     MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
MORTGAGE RATES         LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
11.501% to 12.000%           1   $    345,000          0.06%    6.000%       711   $   345,000     100.00%     0.00%   100.00%
12.001% to 12.500%          42     11,022,195          2.05     6.399        714       262,433     100.05     38.25     65.35
12.501% to 13.000%         294     73,987,480         13.78     6.885        706       251,658     100.00     35.86     52.38
13.001% to 13.500%         614    134,002,519         24.95     7.325        687       218,245     100.04     37.91     49.88
13.501% to 14.000%         867    151,303,010         28.17     7.817        659       174,513      99.98     49.66     44.68
14.001% to 14.500%         645     97,001,854         18.06     8.320        632       150,390      99.84     68.28     40.90
14.501% to 15.000%         417     55,970,353         10.42     8.786        612       134,221      99.93     75.76     36.53
15.001% to 15.500%          95     10,461,251          1.95     9.293        609       110,118      99.97     80.31     36.05
15.501% to 16.000%          21      2,981,191          0.56     9.684        603       141,961      99.98     86.62     62.50
TOTAL:                   2,996   $537,074,851        100.00%    7.767%       663   $   179,264      99.97%    51.44%    45.90%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.000% per annum to 16.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.767% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                          TOTAL  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                   NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
NEXT  RATE         MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
ADJUSTMENT DATE      LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
----------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
March 2006                 1   $    202,292         0.04%     7.250%       669   $   202,292      99.98%     0.00%     0.00%
May 2006                   4        570,500         0.11      7.663        647       142,625     100.00     39.53      0.00
January 2007               4        591,355         0.11      8.119        643       147,839     101.00     42.81      9.45
February 2007              5      1,049,641         0.20      8.103        640       209,928      99.99     31.72     41.35
March 2007                27      5,006,775         0.93      7.723        660       185,436      99.90     47.74     51.66
April 2007              1034    196,816,477        36.65      7.633        666       190,345      99.95     44.47     47.57
May 2007                1302    223,523,986        41.62      7.900        659       171,677      99.97     55.64     44.81
June 2007                  9      1,484,405         0.28      7.715        651       164,934     100.00     53.59     47.31
November 2007              1        239,098         0.04      7.500        676       239,098     100.00      0.00      0.00
January 2008               3        895,434         0.17      7.559        656       298,478      99.89     71.82      0.00
February 2008              3        642,166         0.12      8.067        630       214,055     100.00    100.00    100.00
March 2008                12      1,947,484         0.36      7.782        656       162,290      99.99     60.58     53.33
April 2008               256     44,748,892         8.33      7.578        666       174,800      99.97     54.07     47.05
May 2008                 303     52,890,752         9.85      7.874        661       174,557      99.95     55.38     43.35
June 2008                  1         98,000         0.02      8.125        756        98,000     100.00      0.00      0.00
August 2009                1        178,550         0.03      7.125        673       178,550     100.00    100.00    100.00
April 2010                15      3,583,693         0.67      7.342        697       238,913     100.39     72.31     59.96
May 2010                  15      2,605,350         0.49      7.992        667       173,690     100.21     63.98     36.33
TOTAL:                 2,996   $537,074,851       100.00%     7.767%       663      $179,264      99.97%    51.44%    45.90%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the computational materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                          GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                             $271,348,548
Aggregate Original Principal Balance                                $271,431,043
Number of Mortgage Loans                                                   2,383

                                   MINIMUM     MAXIMUM         AVERAGE (1)
                                   -------     -------         -----------
Original Principal Balance         $24,950     $400,000          $113,903
Outstanding Principal Balance      $24,950     $400,000          $113,868

                                   MINIMUM     MAXIMUM      WEIGHTED AVERAGE (2)
                                   -------     -------      --------------------
Original Term (mos)                  180          360               359
Stated remaining Term (mos)          176          360               358
Loan Age (mos)                        0           11                 0
Current Interest Rate               6.125%      10.000%           8.035%
Initial Interest Rate Cap(4)        2.000%      3.000%            2.997%
Periodic Rate Cap(4)                1.000%      1.000%            1.000%
Gross Margin(4)                     5.500%      8.000%            6.549%
Maximum Mortgage Rate(4)           12.125%      16.000%           13.983%
Minimum Mortgage Rate(4)            6.125%      10.000%           7.983%
Months to Roll(4)                     12          60                26
Original Loan-to-Value              95.24%      103.00%           99.94%
Credit Score (3)                     580          812               645

                                                        EARLIEST        LATEST
                                                        --------        ------
Maturity Date                                          01/01/2020     06/01/2035

LIEN POSITION                                         PERCENT OF MORTGAGE POOL
-------------                                         ------------------------
1st Lien                                                                 100.00%

OCCUPANCY                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Primary                                                                   97.87%
Second Home                                                                2.13%

LOAN TYPE                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Fixed Rate                                                                16.01%
ARM                                                                       83.99%

AMORTIZATION TYPE                                      PERCENT OF MORTGAGE POOL
-----------------                                      ------------------------
Fully Amortizing                                                          79.67%
Interest Only                                                             20.31%
Balloon                                                                    0.02%

YEAR OF ORIGINATION                                    PERCENT OF MORTGAGE POOL
-------------------                                    ------------------------
2004                                                                       0.53%
2005                                                                      99.47%

LOAN PURPOSE                                           PERCENT OF MORTGAGE POOL
------------                                           ------------------------
Purchase                                                                  66.28%
Refinance - Rate/Term                                                      2.81%
Refinance - Cashout                                                       30.91%

PROPERTY TYPE                                          PERCENT OF MORTGAGE POOL
-------------                                          ------------------------
Single Family                                                             82.37%
Planned Unit Development                                                  10.62%
Condominium                                                                5.08%
Two- to Four-Family                                                        1.92%

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)      COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                          GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                 AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                    NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF             MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES        LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
-----------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
6.001% to 6.500%           19   $  2,723,041         1.00%     6.424%       687   $   143,318      99.76%    41.11%    31.76%
6.501% to 7.000%          129     17,634,846         6.50      6.880        688       136,704      99.97     52.29     21.20
7.001% to 7.500%          345     45,344,718        16.71      7.358        679       131,434      99.93     57.59     22.22
7.501% to 8.000%          679     78,717,800        29.01      7.838        653       115,932      99.95     63.86     19.99
8.001% to 8.500%          629     69,467,664        25.60      8.330        629       110,441      99.95     75.59     20.79
8.501% to 9.000%          439     44,813,246        16.52      8.785        615       102,080      99.92     78.63     16.72
9.001% to 9.500%          121     10,462,029         3.86      9.294        606        86,463      99.95     86.48     19.43
9.501% to 10.000%          22      2,185,204         0.81      9.714        609        99,327      99.98     75.56     33.32
TOTAL:                  2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.125% per annum to 10.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.035% per annum.

REMAINING MONTHS TO STATED MATURITY

                                  AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF             NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS      MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
TO STATED MATURITY     LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
-----------------    ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
169 to 180                  20   $  1,970,712         0.73%     7.950%       678   $    98,536      99.57%    52.59%     0.00%
229 to 240                   1         91,700         0.03      8.375        629        91,700     100.00    100.00      0.00
349 to 360               2,362    269,286,136        99.24      8.035        645       114,008      99.94     68.35     20.47
TOTAL:                   2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)        COMPUTATIONAL MATERIALS FOR
                            FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                            GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                 NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN    MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRINCIPAL BALANCES         LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
----------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
$50,000 or less                120   $  5,170,333         1.91%     8.482%       643   $    43,086     100.00%    87.72%     5.93%
$50,001 to $100,000          1,021     79,991,703        29.48      8.222        637        78,346      99.99     83.31     16.04
$100,001 to $150,000           886    111,732,950        41.18      7.973        643       126,109      99.99     76.43     27.15
$150,001 to $200,000           208     34,862,353        12.85      7.974        653       167,607      99.89     45.75     20.37
$200,001 to $250,000            64     14,318,150         5.28      7.816        665       223,721      99.79     38.66     12.47
$250,001 to $300,000            46     12,604,992         4.65      7.837        659       274,022      99.79     34.93     10.92
$300,001 to $350,000            33     10,823,345         3.99      7.931        664       327,980      99.69     18.52      9.37
$350,001 to $400,000             5      1,844,723         0.68      7.244        692       368,945      99.37     38.49     19.24
TOTAL:                       2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,950 to approximately $400,000 and the average outstanding principal balance of the Mortgage Loans was approximately $113,868.

PRODUCT TYPES

                                   AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                      NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES           LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
--------------        ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
15 Year Fixed Loans          19   $  1,922,862         0.71%     7.943%       678   $   101,203      99.56%    51.41%     0.00%
20 Year Fixed Loans           1         91,700         0.03      8.375        629        91,700     100.00    100.00      0.00
30 Year Fixed Loans         420     41,371,323        15.25      8.324        649        98,503      99.93     69.84      4.97
1/29 LIBOR ARM                4        570,500         0.21      7.663        647       142,625     100.00     39.53      0.00
2/28 LIBOR ARM            1,520    176,776,182        65.15      8.014        643       116,300      99.95     67.85     21.11
3/27 LIBOR ARM              401     48,375,730        17.83      7.878        650       120,638      99.90     69.14     31.66
5/25 LIBOR ARM               17      2,192,402         0.81      7.861        670       128,965     100.44     70.30     19.57
Balloon Loans                 1         47,849         0.02      8.250        680        47,849     100.00    100.00      0.00
TOTAL:                    2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)        COMPUTATIONAL MATERIALS FOR
                            FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                            GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                   AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                      NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                       MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE         LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
ARM                       1,942   $227,914,813        83.99%     7.983%       645   $   117,361      99.95%    68.07%    23.28%
Fixed Rate                  441     43,433,734        16.01      8.307        650        98,489      99.92     69.12      4.73
TOTAL:                    2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

AMORTIZATION TYPE

                                      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                         NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE          LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
----------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing             1,924   $216,190,928        79.67%     8.046%       647   $   112,365      99.94%    62.56%     0.00%
Balloon                          1         47,849         0.02      8.250        680        47,849     100.00    100.00      0.00
60 Month Interest-Only         458     55,109,770        20.31      7.993        641       120,327      99.93     90.50    100.00
TOTAL:                       2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)        COMPUTATIONAL MATERIALS FOR
                            FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                            GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                        MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
GEOGRAPHIC LOCATION      LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
--------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Alabama                       84   $  8,131,628         3.00%     8.444%       632   $    96,805     100.06%    91.20%    19.29%
Arizona                       15      2,343,882         0.86      8.254        621       156,259      99.59     54.28     26.56
Arkansas                      19      1,719,428         0.63      8.365        621        90,496     100.00     91.86     22.32
California                    22      4,549,934         1.68      7.685        665       206,815      99.76     42.96     24.37
Colorado                      11      1,768,107         0.65      7.833        628       160,737      99.29     58.05     14.42
Connecticut                    7      1,160,369         0.43      8.052        641       165,767     100.00     86.22      0.00
Delaware                       1        130,000         0.05      8.500        670       130,000     100.00    100.00    100.00
District of Columbia           2        288,000         0.11      8.391        658       144,000     100.00     46.88      0.00
Florida                      116     15,133,040         5.58      7.982        664       130,457     100.11     69.70     28.42
Georgia                      123     14,807,743         5.46      8.092        642       120,388      99.84     87.68     40.86
Idaho                          1         82,948         0.03      8.375        620        82,948     100.00    100.00      0.00
Illinois                     151     21,969,339         8.10      8.000        654       145,492      99.76     39.21     12.36
Indiana                      167     16,032,619         5.91      8.077        637        96,004     100.01     80.17     13.11
Iowa                          47      3,819,633         1.41      8.419        621        81,269     100.00     89.48      3.57
Kansas                        16      1,560,165         0.57      8.378        641        97,510     100.10     72.15      6.51
Kentucky                      49      4,797,362         1.77      8.074        636        97,905     100.04     87.27     11.53
Louisiana                     19      2,072,116         0.76      8.019        650       109,059     100.00     69.15     18.91
Maine                          6        786,217         0.29      7.794        672       131,036     100.00     82.97     31.10
Maryland                      22      2,562,708         0.94      8.234        641       116,487     100.48     64.85     28.24
Massachusetts                 12      1,745,083         0.64      8.139        643       145,424      99.83     61.95     23.26
Michigan                     197     24,484,073         9.02      7.801        650       124,285      99.91     53.13     24.32
Minnesota                     38      6,269,632         2.31      7.589        674       164,990      99.94     53.25     26.36
Missouri                      69      7,332,205         2.70      8.108        632       106,264      99.97     69.04     13.11
Nebraska                       7        713,324         0.26      7.942        672       101,903      99.59     36.52     14.30
Nevada                        11      1,851,846         0.68      7.844        670       168,350     100.35     75.67     30.54
New Hampshire                  1        128,750         0.05      7.625        714       128,750     100.00      0.00      0.00
New Jersey                    23      4,092,475         1.51      7.740        674       177,934      99.73     40.09     11.61
New Mexico                     7        655,217         0.24      8.539        640        93,602     100.65     71.62      0.00
New York                      68      6,347,840         2.34      8.065        665        93,351      99.80     59.40      2.05
North Carolina               132     15,244,334         5.62      8.075        638       115,487      99.97     85.38     28.53
North Dakota                   7        531,835         0.20      7.929        669        75,976      99.72     63.22      0.00
Ohio                         289     29,743,037        10.96      8.045        635       102,917      99.95     74.27     26.31
Oklahoma                      15      1,209,401         0.45      8.384        631        80,627      99.92     82.73     16.06
Oregon                        13      1,601,830         0.59      7.891        659       123,218     100.00     62.11     28.65
Pennsylvania                  92      8,774,060         3.23      8.063        650        95,370     100.01     65.67      3.99
Rhode Island                   1        195,000         0.07      8.500        605       195,000     100.00      0.00      0.00
South Carolina                75      7,958,699         2.93      8.231        636       106,116      99.83     86.07     32.87
South Dakota                   1         64,457         0.02      7.999        765        64,457     100.00      0.00      0.00
Tennessee                    111     10,871,195         4.01      8.076        637        97,939      99.85     75.96     16.69
Texas                        188     18,491,733         6.81      8.096        643        98,360      99.99     72.90      8.47
Utah                          36      4,600,613         1.70      7.944        644       127,795     100.00     81.28     51.50
Vermont                        1         88,200         0.03      8.250        627        88,200     100.00    100.00      0.00
Virginia                      15      2,027,456         0.75      8.429        640       135,164     100.39     54.99     13.07
Washington                    27      4,505,859         1.66      7.814        658       166,884     100.09     51.51     10.27
West Virginia                  7        640,097         0.24      7.564        673        91,442      99.92     77.35     20.41
Wisconsin                     62      7,465,058         2.75      8.071        652       120,404      99.99     47.13     14.42
TOTAL:                     2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

No more than approximately 0.35% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)        COMPUTATIONAL MATERIALS FOR
                            FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                            GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                    AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                       NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL       MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS     LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
--------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
95.01% to 96.00%               2   $    212,150         0.08%     8.037%       625   $   106,075      95.56%    47.14%     0.00%
96.01% to 97.00%              18      2,898,908         1.07      7.808        646       161,050      96.68     35.28     13.81
97.01% to 98.00%              20      3,148,495         1.16      7.826        661       157,425      97.51     50.55     16.44
98.01% to 99.00%              25      3,918,093         1.44      7.856        654       156,724      98.46     39.10     19.99
99.01% to 100.00%           2284    257,376,159        94.85      8.049        645       112,687      99.99     68.82     20.75
101.01% to 102.00%             2        216,205         0.08      7.379        677       108,103     101.67    100.00      0.00
102.01% to 103.00%            32      3,578,537         1.32      7.594        679       111,829     102.97    100.00      0.00
TOTAL:                     2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 95.24% to 103.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 99.94%.

LOAN PURPOSE

                                     AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
---------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Purchase                    1,816   $179,860,907        66.28%     8.068%    642      $    99,042     100.04%    85.35%    23.44%
Refinance - Cashout           517     83,866,390        30.91      7.983     652          162,217      99.77     33.57     14.02
Refinance - Rate Term          50      7,621,251         2.81      7.817     655          152,425      99.50     45.97     15.68
TOTAL:                      2,383   $271,348,548       100.00%     8.035%    645      $   113,868      99.94%    68.24%    20.31%

PROPERTY TYPE

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                           NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC        IO
------------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   ------
Single Family Residence        1,998   $223,522,568        82.37%     8.035%       644   $   111,873      99.94%    67.92%   19.33%
Planned Unit Development         212     28,819,898        10.62      8.021        646       135,943      99.99     73.45    25.08
Condominium                      127     13,795,810         5.08      8.090        662       108,628      99.93     65.47    28.97
Two-to-Four Family                46      5,210,272         1.92      7.973        666       113,267      99.87     60.46    13.01
TOTAL:                         2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%   20.31%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)        COMPUTATIONAL MATERIALS FOR
                            FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                            GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DOCUMENTATION

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                              MORTGAGE    BALANCE       MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION                  LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation               1,789 $185,173,172        68.24%    8.125%      635  $   103,507    100.00%  100.00%   26.93%
No Income Verification             483   72,373,116        26.67     7.849       666      149,841     99.79     0.00     0.00
Stated Plus                        101   12,679,809         4.67     7.804       680      125,543     99.93     0.00    38.38
Limited Income Verification          5      575,650         0.21     7.326       683      115,130    100.00     0.00    63.74
Blended                              5      546,800         0.20     8.054       676      109,360    100.00     0.00     0.00
TOTAL:                           2,383 $271,348,548       100.00%    8.035%      645  $   113,868     99.94%   68.24%   20.31%

OCCUPANCY

                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
               NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY        LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------    ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Primary            2,347   $265,575,157        97.87%     8.039%       644   $   113,155      99.94%    67.55%    20.75%
Second Home           36      5,773,391         2.13      7.848        735       160,372     100.00    100.00      0.00
TOTAL:             2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                 NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOAN     MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AGE (MONTHS)       LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-----------      ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
0                    1,332   $147,660,965        54.42%     8.163%       641   $   110,857      99.93%    71.79%    21.93%
1                    1,006    117,797,184        43.41      7.880        650       117,095      99.96     63.86     18.15
2                       29      3,354,477         1.24      7.797        651       115,672      99.97     68.44     13.47
3                        7      1,088,897         0.40      8.290        637       155,557      99.91    100.00     76.56
4                        7        999,415         0.37      8.073        635       142,774      99.90     34.72      5.59
6                        1        239,098         0.09      7.500        676       239,098     100.00      0.00      0.00
11                       1        208,511         0.08      7.875        632       208,511      97.67    100.00      0.00
TOTAL:               2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 0 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)        COMPUTATIONAL MATERIALS FOR
                            FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                            GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                   AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                      NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT    MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM            LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-------------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
None                        565   $ 66,025,774        24.33%     8.118%       648   $   116,860      99.90%    72.52%    23.77%
12 Months                    68      8,360,363         3.08      8.352        649       122,947      99.91     64.90      9.95
24 Months                  1020    115,282,400        42.48      8.073        640       113,022      99.98     68.20     16.08
36 Months                   730     81,680,010        30.10      7.882        650       111,890      99.93     65.18     24.55
TOTAL:                    2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                 NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
CREDIT SCORES      LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC       IO
-------------    ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
580 to 600             425   $ 42,975,062        15.84%     8.487%       590   $   101,118     100.00%    99.44%    28.57%
601 to 625             721     77,630,882        28.61      8.407        612       107,671      99.91     75.87     18.63
626 to 650             316     36,802,067        13.56      8.028        637       116,462      99.91     69.83     16.81
651 to 675             368     45,644,488        16.82      7.668        661       124,034      99.88     56.22     20.30
676 to 700             249     30,891,501        11.38      7.591        687       124,062      99.99     48.34     20.74
701 to 725             153     18,897,867         6.96      7.548        711       123,515     100.00     46.36     20.59
726 to 750              76      9,379,075         3.46      7.585        738       123,409     100.07     42.29     13.88
751 to 775              54      6,342,693         2.34      7.478        761       117,457      99.95     43.15     15.88
776 to 800              18      2,162,312         0.80      7.640        786       120,128     100.00     53.55     14.27
801 to 812               3        622,600         0.23      8.312        807       207,533     100.00    100.00      0.00
TOTAL:               2,383   $271,348,548       100.00%     8.035%       645   $   113,868      99.94%    68.24%    20.31%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 580 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)        COMPUTATIONAL MATERIALS FOR
                            FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                            GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

GROSS MARGINS

                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                   NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF            MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
GROSS MARGINS        LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
----------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.001% to 5.500%           1   $     85,423         0.04%     6.500%       610   $    85,423     100.00%   100.00%     0.00%
5.501% to 6.000%         306     42,785,037        18.77      7.448        649       139,820      99.88     54.78     31.41
6.001% to 6.500%         673     83,630,935        36.69      7.809        644       124,266      99.94     66.63     26.96
6.501% to 7.000%         657     71,536,121        31.39      8.208        644       108,883      99.98     72.82     17.55
7.001% to 7.500%         275     27,195,856        11.93      8.666        642        98,894      99.98     78.94     16.29
7.501% to 8.000%          30      2,681,442         1.18      9.065        630        89,381      99.99     87.48      3.10
TOTAL:                 1,942   $227,914,813       100.00%     7.983%       645   $   117,361      99.95%    68.07%    23.28%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.500% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.549% per annum.

MAXIMUM MORTGAGE RATES

                                  AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                     NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
RANGE OF MAXIMUM      MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES         LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
----------------     ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
12.001% to 12.500%          18   $  2,645,752         1.16%     6.425%       686   $   146,986      99.75%    39.39%    32.69%
12.501% to 13.000%         128     17,496,968         7.68      6.882        687       136,695      99.97     51.92     21.36
13.001% to 13.500%         304     40,997,712        17.99      7.351        676       134,861      99.92     56.18     23.87
13.501% to 14.000%         572     67,695,231        29.70      7.834        651       118,348      99.97     63.86     22.76
14.001% to 14.500%         486     55,203,917        24.22      8.327        625       113,588      99.94     77.12     25.14
14.501% to 15.000%         335     34,861,620        15.30      8.785        611       104,065      99.94     81.39     19.87
15.001% to 15.500%          82      7,167,422         3.14      9.282        604        87,408      99.96     88.84     24.04
15.501% to 16.000%          17      1,846,191         0.81      9.709        609       108,599      99.97     78.39     39.44
TOTAL:                   1,942   $227,914,813       100.00%     7.983%       645   $   117,361      99.95%    68.07%    23.28%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.125% per annum to 16.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.983% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the computational materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)        COMPUTATIONAL MATERIALS FOR
                            FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
                            GROUP I  COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                   NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
NEXT  RATE          MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ADJUSTMENT DATE      LOANS     OUTSTANDING       POOL      COUPON      SCORE     OUTSTANDING     LTV        DOC       IO
----------------   ---------   ------------   ----------   --------   --------   -----------   --------   -------   -------
May 2006                   4   $    570,500         0.25%     7.663%       647   $   142,625     100.00%    39.53%     0.00%
January 2007               3        394,116         0.17      8.054        641       131,372     100.00     14.18     14.18
February 2007              3        332,961         0.15      8.434        651       110,987      99.99    100.00     57.51
March 2007                15      1,753,267         0.77      7.656        657       116,884      99.94     55.85     11.40
April 2007               634     76,660,432        33.64      7.853        647       120,916      99.99     63.57     17.33
May 2007                 861     97,187,207        42.64      8.146        639       112,877      99.92     71.55     24.26
June 2007                  4        448,200         0.20      8.064        653       112,050     100.00     66.56      0.00
November 2007              1        239,098         0.10      7.500        676       239,098     100.00      0.00      0.00
January 2008               2        417,022         0.18      8.201        623       208,511      99.76     39.49      0.00
February 2008              3        642,166         0.28      8.067        630       214,055     100.00    100.00    100.00
March 2008                 9      1,160,973         0.51      7.751        651       128,997      99.99     75.47     21.71
April 2008               173     21,071,769         9.25      7.695        656       121,802      99.90     66.36     33.26
May 2008                 212     24,746,701        10.86      8.032        644       116,730      99.89     71.86     29.96
June 2008                  1         98,000         0.04      8.125        756        98,000     100.00      0.00      0.00
April 2010                 5        684,552         0.30      7.771        654       136,910     100.62     79.87     22.64
May 2010                  12      1,507,850         0.66      7.902        677       125,654     100.36     65.95     18.17
TOTAL:                 1,942   $227,914,813       100.00%     7.983%       645   $   117,361      99.95%    68.07%    23.28%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                                                                 $327,675,365
Aggregate Original Principal Balance                                                                    $327,729,173
Number of Mortgage Loans                                                                                   1,125

                                                 MINIMUM                        MAXIMUM                 AVERAGE (1)
                                                 -------                        -------                 -----------
Original Principal Balance                      $155,103                       $750,000                   $291,315
Outstanding Principal Balance                   $155,103                       $750,000                   $291,267

                                                 MINIMUM                        MAXIMUM             WEIGHTED AVERAGE (2)
                                                 -------                        -------             --------------------
Original Term (mos)                                360                            360                       360
Stated remaining Term (mos)                        351                            360                       359
Loan Age (mos)                                      0                              9                         1
Current Interest Rate                            6.000%                         9.750%                     7.632%
Initial Interest Rate Cap(4)                     2.000%                         3.000%                     2.999%
Periodic Rate Cap(4)                             1.000%                         1.000%                     1.000%
Gross Margin(4)                                  5.250%                         7.750%                     6.373%
Maximum Mortgage Rate(4)                         12.000%                        15.750%                   13.607%
Minimum Mortgage Rate(4)                         6.000%                         9.750%                     7.607%
Months to Roll(4)                                  10                             60                         26
Original Loan-to-Value                           72.56%                         103.00%                    99.99%
Credit Score (3)                                   557                            805                       676

                                                                               EARLIEST                    LATEST
                                                                               --------                    ------
Maturity Date                                                                 08/01/2034                 06/01/2035

LIEN POSITION                             PERCENT OF MORTGAGE POOL     YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------                             ------------------------     -------------------        ------------------------
1st Lien                                                   100.00%     2004                                          0.40%
                                                                       2005                                         99.60%

OCCUPANCY                                 PERCENT OF MORTGAGE POOL     LOAN PURPOSE               PERCENT OF MORTGAGE POOL
---------                                 ------------------------     ------------               ------------------------
Primary                                                     99.87%     Purchase                                     94.20%
Second Home                                                  0.13%     Refinance - Rate/Term                         0.78%
                                                                       Refinance - Cashout                           5.02%

LOAN TYPE                                 PERCENT OF MORTGAGE POOL     PROPERTY TYPE              PERCENT OF MORTGAGE POOL
---------                                 ------------------------     -------------              ------------------------
Fixed Rate                                                   5.65%     Single Family                                60.97%
ARM                                                         94.35%     Planned Unit Development                     19.70%
                                                                       Condominium                                  11.11%
                                                                       Two- to Four-Family                           8.22%

AMORTIZATION TYPE                         PERCENT OF MORTGAGE POOL
-----------------                         ------------------------
Fully Amortizing                                            40.15%
Interest Only                                               59.85%
Balloon                                                      0.00%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

                                       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                        NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF                 MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
MORTGAGE RATES            LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
--------------            -----       -----------       ----       ------      -----     -----------      ---        ---        --
5.501% to 6.000%                1        $345,000        0.11%     6.000%         711      $345,000     100.00%     0.00%   100.00%
6.001% to 6.500%               24       8,376,442         2.56      6.391         722       349,018      100.15     37.89     75.67
6.501% to 7.000%              171      57,950,812        17.69      6.885         712       338,894      100.00     31.80     61.10
7.001% to 7.500%              319      95,390,975        29.11      7.315         692       299,031      100.09     30.67     60.05
7.501% to 8.000%              320      90,237,955        27.54      7.805         667       281,994      100.00     38.41     58.21
8.001% to 8.500%              175      45,955,441        14.02      8.319         641       262,603       99.73     57.27     58.06
8.501% to 9.000%               95      24,259,192         7.40      8.790         620       255,360       99.96     65.90     59.21
9.001% to 9.500%               16       4,024,548         1.23      9.340         620       251,534      100.00     54.75     50.89
9.501% to 10.000%               4       1,135,000         0.35      9.643         593       283,750      100.00    100.00    100.00
                            -----    ------------      ------      -----          ---      --------      -----     -----     -----
TOTAL:                      1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%    59.85%
                            =====    ============      ======      =====          ===      ========      =====     =====     =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 9.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.632% per annum.




REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
REMAINING MONTHS         MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
TO STATED MATURITY        LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
------------------        -----       -----------       ----       ------      -----     -----------      ---        ---        --
349 to 360                  1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%    59.85%
                            -----    ------------      ------      -----          ---      --------      -----     -----     -----
TOTAL:                      1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%    59.85%
                            =====    ============      ======      =====          ===      ========      =====     =====     =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
PRINCIPAL BALANCES        LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
------------------        -----       -----------       ----       ------      -----     -----------      ---        ---        --
$150,001 to $200,000          344     $60,806,811       18.56%     7.865%         655      $176,764     100.07%    64.97%    45.04%
$200,001 to $250,000          223      49,966,983        15.25      7.697         665       224,067      100.05     51.96     47.57
$250,001 to $300,000          153      41,587,757        12.69      7.613         677       271,815      100.09     39.71     60.11
$300,001 to $350,000          108      35,431,295        10.81      7.673         668       328,068      100.10     46.37     64.54
$350,001 to $400,000           82      30,872,291         9.42      7.592         681       376,491       99.69     23.55     55.75
$400,001 to $450,000           61      25,747,639         7.86      7.476         681       422,092       99.92     24.71     58.99
$450,001 to $500,000           55      26,220,407         8.00      7.579         682       476,735       99.96     25.54     69.30
$500,001 to $550,000           49      25,871,376         7.90      7.442         697       527,987       99.99     30.65     73.52
$550,001 to $600,000           23      13,281,241         4.05      7.515         689       577,445       99.98      8.88     86.94
$600,001 to $650,000           12       7,516,116         2.29      7.385         713       626,343      100.26     16.88     83.23
$650,001 to $700,000           10       6,728,350         2.05      7.391         730       672,835       99.62     19.75     90.15
$700,001 to $750,000            5       3,645,100         1.11      7.201         726       729,020       98.91     19.58    100.00
                            -----    ------------      ------      -----          ---      --------      -----     -----     -----
TOTAL:                      1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%    59.85%
                            =====    ============      ======      =====          ===      ========      =====     =====     =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $155,103 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $291,267.




PRODUCT TYPES

                                       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                        NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
PRODUCT TYPES             LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------             -----       -----------       ----       ------      -----     -----------      ---        ---        --
30 Year Fixed Loans            71     $18,515,327        5.65%     8.050%         671      $260,779     100.05%    54.14%    14.48%
1/29 LIBOR ARM                  1         202,292         0.06      7.250         669       202,292       99.98      0.00      0.00
2/28 LIBOR ARM                861     251,696,459        76.81      7.608         676       292,330       99.98     38.04     63.67
3/27 LIBOR ARM                178      53,086,096        16.20      7.613         675       298,236      100.02     42.39     57.16
5/25 LIBOR ARM                 14       4,175,191         1.27      7.466         691       298,228      100.23     69.36     68.14
                            -----    ------------      ------      -----          ---      --------      -----     -----     -----
TOTAL:                      1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%    59.85%
                            =====    ============      ======      =====          ===      ========      =====     =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                        NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
ADJUSTMENT TYPE           LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
---------------           -----       -----------       ----       ------      -----     -----------      ---        ---        --
ARM                         1,054    $309,160,038       94.35%     7.607%         676      $293,321      99.99%    39.18%    62.57%
Fixed Rate                     71      18,515,327         5.65      8.050         671       260,779      100.05     54.14     14.48
                            -----    ------------      ------      -----          ---      --------      -----     -----     -----
TOTAL:                      1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%    59.85%
                            =====    ============      ======      =====          ===      ========      =====     =====     =====




AMORTIZATION TYPE

                                       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                        NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE         LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-----------------         -----       -----------       ----       ------      -----     -----------      ---        ---        --
Fully Amortizing              503    $131,548,275       40.15%     7.653%         677      $261,527     100.05%    43.82%     0.00%
60 Month Interest-Only        622     196,127,090        59.85      7.618         675       315,317       99.95     37.49    100.00
                            -----    ------------      ------      -----          ---      --------      -----     -----     -----
TOTAL:                      1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%    59.85%
                            =====    ============      ======      =====          ===      ========      =====     =====     =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
GEOGRAPHIC LOCATION      LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------------      -----       -----------       ----       ------      -----     -----------      ---        ---        --
Alabama                       10      $2,095,760        0.64%     7.945%         647      $209,576     100.28%    81.64%     54.80%
Arizona                       15       3,754,272         1.15      7.657         670       250,285       99.94     66.32      74.62
Arkansas                       1         172,000         0.05      7.500         681       172,000      100.00    100.00     100.00
California                   277     110,980,942        33.87      7.366         693       400,653       99.95     24.14      81.92
Colorado                      17       4,718,154         1.44      7.787         656       277,538      100.00     41.97      79.83
Connecticut                    9       2,245,257         0.69      7.902         655       249,473      100.00     58.16      25.03
District of Columbia           2         558,500         0.17      7.629         690       279,250      100.00      0.00       0.00
Florida                      119      30,280,573         9.24      7.780         674       254,459      100.17     38.59      56.70
Georgia                       45       9,820,420         3.00      7.985         644       218,232      100.01     64.96      57.44
Idaho                          1         210,843         0.06      7.500         696       210,843      100.00      0.00       0.00
Illinois                      60      15,726,070         4.80      7.824         679       262,101      100.04     44.90      35.75
Indiana                       16       3,407,963         1.04      7.726         650       212,998      100.12     71.37      34.03
Iowa                           1         177,000         0.05      8.000         664       177,000      100.00    100.00       0.00
Kansas                         5       1,151,004         0.35      8.217         625       230,201      100.00     78.58      59.96
Kentucky                       9       2,192,231         0.67      7.718         641       243,581      100.00     82.29      42.99
Louisiana                      3         596,014         0.18      7.913         675       198,671      100.00     31.71       0.00
Maine                          2         764,000         0.23      7.335         729       382,000      100.00     28.01      28.01
Maryland                      30       9,016,383         2.75      7.902         661       300,546      100.44     52.84      53.73
Massachusetts                 26       8,811,668         2.69      7.839         680       338,910       99.69     28.40      59.49
Michigan                      66      15,098,651         4.61      7.573         666       228,767       99.85     51.21      44.52
Minnesota                     66      14,723,962         4.49      7.518         673       223,090      100.03     50.63      57.53
Missouri                      11       2,196,163         0.67      7.965         666       199,651      100.00     49.76      22.69
Nebraska                       1         157,500         0.05      8.500         612       157,500      100.00    100.00       0.00
Nevada                        23       6,280,884         1.92      7.446         671       273,082       99.68     37.05      68.16
New Hampshire                  6       1,309,079         0.40      8.276         654       218,180       99.92     50.29      33.69
New Jersey                    38      11,957,112         3.65      7.701         673       314,661       99.99     47.20      46.18
New Mexico                     2         526,626         0.16      6.805         688       263,313      100.00     56.36      56.36
New York                      46      17,002,112         5.19      7.630         685       369,611       99.92     28.02      25.69
North Carolina                32       7,699,712         2.35      8.043         656       240,616       99.92     71.22      61.11
Ohio                          38       8,005,785         2.44      7.546         658       210,679       99.97     42.91      55.06
Oregon                        16       4,059,055         1.24      7.704         669       253,691      100.00     49.44      58.93
Pennsylvania                   6       1,429,494         0.44      7.377         708       238,249      100.50     66.02       0.00
Rhode Island                   9       2,203,705         0.67      7.813         667       244,856      100.00     31.86      35.12
South Carolina                14       3,211,886         0.98      8.063         662       229,420       99.92     53.43      55.67
Tennessee                     12       2,391,829         0.73      7.861         628       199,319      100.00     71.64      32.10
Texas                         43       9,254,338         2.82      8.034         633       215,217      100.00     71.59      25.49
Utah                          13       3,281,294         1.00      7.563         670       252,407      100.00     28.19      45.30
Vermont                        1         207,000         0.06      7.999         681       207,000      100.00      0.00     100.00
Virginia                      10       3,740,350         1.14      8.355         653       374,035      100.00     50.53      70.98
Washington                    12       3,249,630         0.99      7.702         682       270,803      100.00     50.17      88.88
West Virginia                  1         375,050         0.11      8.500         631       375,050       99.99      0.00       0.00
Wisconsin                     11       2,635,097         0.80      8.082         638       239,554       99.70     53.15       7.94
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%     59.85%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====

No more than approximately 0.79% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL       MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
LOAN-TO-VALUE RATIOS     LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
--------------------     -----       -----------       ----       ------      -----     -----------      ---        ---        --
72.01% to 73.00%               1        $399,100        0.12%     8.250%         656      $399,100      72.56%   100.00%      0.00%
95.01% to 96.00%               1         525,000         0.16      7.625         586       525,000       95.63    100.00       0.00
96.01% to 97.00%               4       1,671,023         0.51      7.342         679       417,756       96.67     30.45      74.44
97.01% to 98.00%               6       2,818,361         0.86      7.714         685       469,727       97.71     47.85      78.69
98.01% to 99.00%               9       3,433,076         1.05      7.434         694       381,453       98.63     40.16      29.54
99.01% to 100.00%          1,069     308,927,852        94.28      7.643         675       288,988       99.99     37.91      61.72
100.01% to 101.00%             1         329,900         0.10      8.999         580       329,900      100.27    100.00     100.00
101.01% to 102.00%             1         179,210         0.05      7.250         663       179,210      101.90    100.00       0.00
102.01% to 103.00%            33       9,391,844         2.87      7.315         694       284,601      102.97    100.00       6.85
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%     59.85%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 72.56% to 103.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 99.99%.




LOAN PURPOSE

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
LOAN PURPOSE             LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
------------             -----       -----------       ----       ------      -----     -----------      ---        ---        --
Purchase                   1,084    $308,661,213       94.20%     7.624%         676      $284,743     100.04%    40.91%     61.88%
Refinance - Cashout           35      16,448,728         5.02      7.712         661       469,964       99.69     27.35      28.25
Refinance - Rate Term          6       2,565,424         0.78      8.037         667       427,571       95.43     15.56      18.52
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%     59.85%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

PROPERTY TYPE

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
PROPERTY TYPE            LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------            -----       -----------       ----       ------      -----     -----------      ---        ---        --
Single Family
Residence                    699    $199,796,890       60.97%     7.650%         673      $285,832     100.01%    41.47%     57.28%
Planned Unit
Development                  225      64,544,940        19.70      7.670         670       286,866      100.04     48.04      63.25
Condominium                  126      36,396,891        11.11      7.593         687       288,864       99.79     28.82      69.18
Two-to-Four Family            75      26,936,645         8.22      7.459         695       359,155      100.00     25.30      58.24
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%     59.85%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====




DOCUMENTATION

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
DOCUMENTATION            LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------            -----       -----------       ----       ------      -----     -----------      ---        ---        --
Stated Plus                  426    $144,218,900       44.01%     7.519%         693      $338,542      99.95%     0.00%     82.29%
Full Documentation           522     131,165,592        40.03      7.804         647       251,275      100.05    100.00      56.06
No Income
Verification                 162      48,109,853        14.68      7.518         701       296,974       99.92      0.00       1.22
Blended                       11       3,235,020         0.99      7.388         686       294,093      100.00      0.00      80.96
Limited Income
Verification                   4         946,000         0.29      7.614         667       236,500      100.00      0.00      75.69
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%     59.85%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====




OCCUPANCY

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                        MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
OCCUPANCY                LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
---------                -----       -----------       ----       ------      -----     -----------      ---        ---        --
Primary                    1,124    $327,251,714       99.87%     7.633%         676      $291,149      99.99%    39.95%     59.93%
Second Home                    1         423,652         0.13      7.000         724       423,652       98.84    100.00       0.00
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%     59.85%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE LOAN AGE SUMMARY

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
MORTGAGE LOAN           MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
AGE (MONTHS)             LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
------------             -----       -----------       ----       ------      -----     -----------      ---        ---        --
0                            570    $164,139,155       50.09%     7.724%         674      $287,963     100.01%    43.37%     57.91%
1                            533     157,278,353        48.00      7.534         678       295,081       99.96     36.50      61.98
2                             16       4,242,312         1.29      7.747         663       265,144       99.91     40.42      74.79
3                              2         716,681         0.22      7.950         634       358,340      100.00      0.00      33.84
4                              3       1,120,315         0.34      7.419         682       373,438      100.53     60.31       0.00
9                              1         178,550         0.05      7.125         673       178,550      100.00    100.00     100.00
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%     59.85%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.




ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
ORIGINAL PREPAYMENT     MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
PENALTY TERM             LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
------------             -----       -----------       ----       ------      -----     -----------      ---        ---        --
None                         280     $85,681,928       26.15%     7.868%         676      $306,007      99.80%    42.39%     50.66%
12 Months                     59      17,683,459         5.40      7.864         687       299,720       99.90     41.82      70.14
24 Months                    543     160,646,925        49.03      7.556         676       295,851      100.06     36.08      64.71
36 Months                    243      63,663,054        19.43      7.441         673       261,988      100.09     46.33      57.11
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%     59.85%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT SCORES

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF                MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
CREDIT SCORES            LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------            -----       -----------       ----       ------      -----     -----------      ---        ---        --
557 to 575                     1        $312,000        0.10%     8.625%         557      $312,000     100.00%   100.00%    100.00%
576 to 600                   134      32,135,991         9.81      8.347         590       239,821       99.88     98.85      61.30
601 to 625                   132      31,864,528         9.72      8.300         614       241,398       99.95     76.46      52.60
626 to 650                   130      35,471,150        10.83      7.931         638       272,855      100.06     47.84      64.96
651 to 675                   214      63,420,985        19.35      7.570         663       296,360       99.87     30.74      69.50
676 to 700                   209      62,726,866        19.14      7.412         688       300,129      100.08     24.66      53.03
701 to 725                   137      45,171,356        13.79      7.246         713       329,718      100.01     25.49      53.09
726 to 750                    81      26,929,929         8.22      7.282         736       332,468      100.04     15.58      55.84
751 to 775                    58      19,855,168         6.06      7.255         762       342,330      100.10     26.49      70.01
776 to 800                    25       8,161,392         2.49      7.288         786       326,456      100.00     19.27      54.23
801 to 805                     4       1,626,000         0.50      7.446         802       406,500       99.78     15.25     100.00
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,125    $327,675,365      100.00%     7.632%         676      $291,267      99.99%    40.03%     59.85%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 805 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 676.




GROSS MARGINS

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF                MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
GROSS MARGINS            LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-------------            -----       -----------       ----       ------      -----     -----------      ---        ---        --
5.001% to 5.500%               2        $656,962        0.21%     7.034%         682      $328,481     100.00%   100.00%     27.18%
5.501% to 6.000%             264      86,272,042        27.91      7.157         681       326,788      100.00     33.36      80.66
6.001% to 6.500%             457     137,258,320        44.40      7.571         677       300,346       99.95     36.77      62.48
6.501% to 7.000%             258      66,110,093        21.38      8.025         667       256,241      100.02     47.51      47.36
7.001% to 7.500%              70      17,893,983         5.79      8.473         671       255,628      100.07     52.76      33.62
7.501% to 8.000%               3         968,637         0.31      8.668         689       322,879      100.00     39.61      60.39
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,054    $309,160,038      100.00%     7.607%         676      $293,321      99.99%    39.18%     62.57%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.250% per annum to 7.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.373% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
(MERRILL LYNCH LOGO)      GROUP II COLLATERAL SUMMARY
--------------------------------------------------------------------------------



MAXIMUM MORTGAGE RATES

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF MAXIMUM        MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
MORTGAGE RATES           LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
--------------           -----       -----------       ----       ------      -----     -----------      ---        ---        --
11.501% to 12.000%             1        $345,000        0.11%     6.000%         711      $345,000     100.00%     0.00%    100.00%
12.001% to 12.500%            24       8,376,442         2.71      6.391         722       349,018      100.15     37.89      75.67
12.501% to 13.000%           166      56,490,512        18.27      6.885         712       340,304      100.01     30.88      61.99
13.001% to 13.500%           310      93,004,807        30.08      7.314         692       300,016      100.10     29.85      61.35
13.501% to 14.000%           295      83,607,779        27.04      7.803         666       283,416       99.99     38.16      62.42
14.001% to 14.500%           159      41,797,936        13.52      8.312         640       262,880       99.70     56.60      61.72
14.501% to 15.000%            82      21,108,733         6.83      8.789         613       257,424       99.92     66.45      64.05
15.001% to 15.500%            13       3,293,829         1.07      9.317         621       253,371      100.00     61.76      62.17
15.501% to 16.000%             4       1,135,000         0.37      9.643         593       283,750      100.00    100.00     100.00
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,054    $309,160,038      100.00%     7.607%         676      $293,321      99.99%    39.18%     62.57%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.000% per annum to 15.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.607% per annum.




NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       NUMBER OF      PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
NEXT  RATE              MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
ADJUSTMENT DATE          LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
---------------          -----       -----------       ----       ------      -----     -----------      ---        ---        --
March 2006                     1        $202,292        0.07%     7.250%         669      $202,292      99.98%     0.00%      0.00%
January 2007                   1         197,239         0.06      8.250         646       197,239      102.99    100.00       0.00
February 2007                  2         716,681         0.23      7.950         634       358,340      100.00      0.00      33.84
March 2007                    12       3,253,509         1.05      7.759         662       271,126       99.88     43.37      73.35
April 2007                   400     120,156,046        38.87      7.493         679       300,390       99.93     32.29      66.86
May 2007                     441     126,336,780        40.86      7.711         674       286,478      100.01     43.41      60.62
June 2007                      5       1,036,205         0.34      7.564         650       207,241      100.00     47.98      67.77
January 2008                   1         478,412         0.15      7.000         685       478,412      100.00    100.00       0.00
March 2008                     3         786,511         0.25      7.827         663       262,170       99.99     38.60     100.00
April 2008                    83      23,677,123         7.66      7.474         676       285,267      100.04     43.13      59.31
May 2008                      91      28,144,050         9.10      7.735         676       309,275      100.00     40.90      55.12
August 2009                    1         178,550         0.06      7.125         673       178,550      100.00    100.00     100.00
April 2010                    10       2,899,141         0.94      7.241         707       289,914      100.33     70.53      68.77
May 2010                       3       1,097,500         0.35      8.116         654       365,833      100.00     61.28      61.28
                           -----    ------------      ------      -----          ---      --------      -----     -----      -----
TOTAL:                     1,054    $309,160,038      100.00%     7.607%         676      $293,321      99.99%    39.18%     62.57%
                           =====    ============      ======      =====          ===      ========      =====     =====      =====


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                             ASSUMED MORTGAGE POOLS

                        GROUP I FIXED RATE MORTGAGE LOANS

                                                                                                                   ORIGINAL
                                                          ORIGINAL     REMAINING      ORIGINAL       REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM          TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)     EXPIRATION
 -----------    -------   -------  --------  --------     --------      --------      --------       --------     ----------
    43,933.49    8.250     7.730      180       179          360          359             0              0             0
   339,906.81    7.552     7.032      180       179          180          179             0              0             0
   269,615.59    7.940     7.420      180       178          180          178             0              0            12
 1,155,973.32    8.058     7.538      180       179          180          179             0              0            36
    84,195.30    8.375     7.855      240       240          240          240             0              0            36
13,329,559.03    8.408     7.888      360       359          360          359             0              0             0
 1,668,037.67    8.586     8.066      360       360          360          360             0              0            12
   952,519.61    8.554     8.034      360       360          360          360             0              0            24
20,148,623.55    8.230     7.710      360       359          360          359             0              0            36
   792,780.04    8.341     7.821      360       359          300          300            60             59             0
 1,093,988.05    8.411     7.891      360       360          300          300            60             60            36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                    ORIGINAL  REMAINING
                                                          ORIGINAL      REMAINING   INTEREST  INTEREST              INITIAL
                            NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY                 RATE
  CURRENT      MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM      TERM       GROSS    CHANGE
BALANCE ($)     RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)  CAP(%)
-----------     -------   -------  --------   --------    --------      --------    --------  --------   ---------  ------
   523,810.47    7.663     7.143      360       360          360           360          0         0        6.096     2.000
14,600,572.81    8.132     7.612      360       359          360           359          0         0        6.557     3.000
 4,974,361.74    8.192     7.672      360       360          360           360          0         0        6.431     3.000
87,287,985.47    8.063     7.543      360       360          360           360          0         0        6.618     3.000
21,190,324.53    7.683     7.163      360       359          360           359          0         0        6.647     3.000
 3,669,461.77    8.037     7.517      360       360          300           300         60        60        6.252     3.000
   764,138.94    9.035     8.515      360       360          300           300         60        60        6.645     3.000
16,333,412.99    8.139     7.619      360       360          300           300         60        60        6.460     3.000
13,488,620.80    7.813     7.293      360       360          300           300         60        60        6.485     3.000
17,004,654.65    7.966     7.446      360       359          360           359          0         0        6.589     3.000
   241,334.39    7.367     6.847      360       359          360           359          0         0        6.000     3.000
13,107,375.54    7.769     7.249      360       359          360           359          0         0        6.445     3.000
 9,945,759.50    8.012     7.492      360       359          300           300         60        59        6.443     3.000
   541,898.23    7.328     6.808      360       359          300           300         60        59        6.000     3.000
 3,575,654.35    7.609     7.089      360       359          300           300         60        59        6.248     3.000
   371,809.03    8.389     7.869      360       360          360           360          0         0        6.152     3.000
   348,262.32    7.513     6.993      360       359          360           359          0         0        6.162     3.000
   899,014.29    7.823     7.303      360       360          360           360          0         0        6.190     3.000
   142,314.85    8.750     8.230      360       359          300           300         60        59        6.500     3.000
   251,575.93    7.196     6.676      360       360          300           300         60        60        6.000     3.000

                                                       NUMBER OF
                                                         MONTHS               ORIGINAL
                                              RATE     UNTIL NEXT             MONTHS TO
                                             CHANGE       RATE               PREPAYMENT
  CURRENT       PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
BALANCE ($)      CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE      INDEX    EXPIRATION
-----------      ------   -------  -------  --------      ----      -----    ----------
   523,810.47     1.000   13.663    7.663       6          12      6M LIBOR       0
14,600,572.81     1.000   14.132    8.132       6          23      6M LIBOR       0
 4,974,361.74     1.000   14.192    8.192       6          24      6M LIBOR      12
87,287,985.47     1.000   14.063    8.063       6          24      6M LIBOR      24
21,190,324.53     1.000   13.683    7.683       6          23      6M LIBOR      36
 3,669,461.77     1.000   14.037    8.037       6          24      6M LIBOR       0
   764,138.94     1.000   15.035    9.035       6          24      6M LIBOR      12
16,333,412.99     1.000   14.139    8.139       6          24      6M LIBOR      24
13,488,620.80     1.000   13.813    7.813       6          24      6M LIBOR      36
17,004,654.65     1.000   13.966    7.966       6          35      6M LIBOR       0
   241,334.39     1.000   13.367    7.367       6          35      6M LIBOR      24
13,107,375.54     1.000   13.769    7.769       6          35      6M LIBOR      36
 9,945,759.50     1.000   14.012    8.012       6          35      6M LIBOR       0
   541,898.23     1.000   13.328    7.328       6          35      6M LIBOR      24
 3,575,654.35     1.000   13.609    7.609       6          35      6M LIBOR      36
   371,809.03     1.000   14.389    8.389       6          60      6M LIBOR       0
   348,262.32     1.000   13.513    7.513       6          59      6M LIBOR      24
   899,014.29     1.000   13.823    7.823       6          60      6M LIBOR      36
   142,314.85     1.000   14.750    8.750       6          59      6M LIBOR      24
   251,575.93     1.000   13.196    7.196       6          60      6M LIBOR      36

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-2
--------------------------------------------------------------------------------

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                                                                                  ORIGINAL
                                                        ORIGINAL      REMAINING      ORIGINAL       REMAINING     MONTHS TO
                           NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT    MORTGAGE  MORTGAGE    TERM      TERM        TERM          TERM           TERM           TERM         PENALTY
 BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)  (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)     EXPIRATION
 -----------   -------   -------  --------  --------    --------      --------       --------       --------     ----------
4,872,093.58    8.243     7.723      360       359          360          359             0              0             0
  933,034.54    8.006     7.486      360       360          360          360             0              0            12
  342,299.68    8.375     7.855      360       360          360          360             0              0            24
8,391,161.08    7.881     7.361      360       359          360          359             0              0            36
  922,659.33    8.253     7.733      360       359          300          300            60             59             0
  542,632.76    8.656     8.136      360       360          300          300            60             60            12
  996,158.06    7.932     7.412      360       360          300          300            60             60            36

                     GROUP II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                    ORIGINAL  REMAINING
                                                          ORIGINAL     REMAINING    INTEREST  INTEREST              INITIAL
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY                 RATE
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM      TERM      GROSS     CHANGE
  BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)   CAP(%)
  -----------   -------   -------  --------  --------     --------      --------    --------  --------   ---------   ------
   185,736.56    7.250     6.730      360       358          360           358          0         0        6.000     2.000
18,935,094.41    7.906     7.386      360       360          360           360          0         0        6.536     3.000
 3,915,778.38    7.654     7.134      360       359          360           359          0         0        6.449     3.000
50,768,294.94    7.589     7.069      360       360          360           360          0         0        6.503     3.000
10,337,028.88    7.360     6.840      360       360          360           360          0         0        6.623     3.000
22,518,499.11    7.908     7.388      360       360          300           300         60        60        6.332     3.000
10,578,538.27    7.888     7.368      360       359          300           300         60        59        6.278     3.000
93,786,668.42    7.542     7.022      360       359          300           300         60        59        6.267     3.000
20,257,804.23    7.324     6.804      360       360          300           300         60        60        6.317     3.000
14,821,258.89    7.532     7.012      360       359          360           359          0         0        6.488     3.000
   403,608.96    7.670     7.150      360       359          360           359          0         0        6.420     3.000
 5,655,599.12    7.350     6.830      360       360          360           360          0         0        6.269     3.000
16,414,406.26    7.944     7.424      360       360          300           300         60        60        6.477     3.000
   266,266.50    7.875     7.355      360       359          300           300         60        59        6.250     3.000
   665,574.43    7.500     6.980      360       360          300           300         60        60        6.250     3.000
10,514,833.85    7.353     6.833      360       359          300           300         60        59        6.255     3.000
   535,561.64    7.308     6.788      360       359          360           359          0         0        6.192     3.000
   685,858.70    7.409     6.889      360       360          360           360          0         0        6.071     3.000
   997,627.12    7.114     6.594      360       358          300           300         60        58        5.962     3.000
 1,614,447.24    7.760     7.240      360       359          300           300         60        59        6.265     3.000

                                                       NUMBER OF
                                                         MONTHS               ORIGINAL
                                              RATE     UNTIL NEXT             MONTHS TO
                                             CHANGE       RATE               PREPAYMENT
  CURRENT       PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
BALANCE ($)      CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE      INDEX    EXPIRATION
-----------      ------   -------  -------  --------      ----      -----    ----------
   185,736.56     1.000   13.250    7.250       6          10      6M LIBOR       0
18,935,094.41     1.000   13.906    7.906       6          24      6M LIBOR       0
 3,915,778.38     1.000   13.654    7.654       6          23      6M LIBOR      12
50,768,294.94     1.000   13.589    7.589       6          24      6M LIBOR      24
10,337,028.88     1.000   13.360    7.360       6          24      6M LIBOR      36
22,518,499.11     1.000   13.908    7.908       6          24      6M LIBOR       0
10,578,538.27     1.000   13.888    7.888       6          23      6M LIBOR      12
93,786,668.42     1.000   13.542    7.542       6          23      6M LIBOR      24
20,257,804.23     1.000   13.324    7.324       6          24      6M LIBOR      36
14,821,258.89     1.000   13.532    7.532       6          35      6M LIBOR       0
   403,608.96     1.000   13.670    7.670       6          35      6M LIBOR      24
 5,655,599.12     1.000   13.350    7.350       6          36      6M LIBOR      36
16,414,406.26     1.000   13.944    7.944       6          36      6M LIBOR       0
   266,266.50     1.000   13.875    7.875       6          35      6M LIBOR      12
   665,574.43     1.000   13.500    7.500       6          36      6M LIBOR      24
10,514,833.85     1.000   13.353    7.353       6          35      6M LIBOR      36
   535,561.64     1.000   13.308    7.308       6          59      6M LIBOR      24
   685,858.70     1.000   13.409    7.409       6          60      6M LIBOR      36
   997,627.12     1.000   13.114    7.114       6          58      6M LIBOR      24
 1,614,447.24     1.000   13.760    7.760       6          59      6M LIBOR      36

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

              BEGINNING       ENDING          NOTIONAL          1ML STRIKE         1ML STRIKE
PERIOD         ACCRUAL       ACCRUAL        BALANCE ($)      LOWER COLLAR (%)   UPPER COLLAR (%)
------         -------       -------        -----------      ----------------   ----------------
   1          05/31/05       06/25/05      188,102,000.00         8.768               9.750
   2          06/25/05       07/25/05      186,951,025.78         7.265               9.750
   3          07/25/05       08/25/05      185,499,940.26         7.023               9.750
   4          08/25/05       09/25/05      183,749,549.05         7.023               9.750
   5          09/25/05       10/25/05      181,701,736.40         7.265               9.750
   6          10/25/05       11/25/05      179,359,480.21         7.022               9.750
   7          11/25/05       12/25/05      176,726,860.97         7.265               9.750
   8          12/25/05       01/25/06      173,809,064.44         7.022               9.750
   9          01/25/06       02/25/06      170,612,377.86         7.022               9.750
  10          02/25/06       03/25/06      167,144,179.43         7.801               9.750
  11          03/25/06       04/25/06      163,412,920.98         7.022               9.750
  12          04/25/06       05/25/06      159,428,508.31         7.264               9.750
  13          05/25/06       06/25/06      155,256,265.14         7.026               9.750
  14          06/25/06       07/25/06      150,910,825.52         7.268               9.750
  15          07/25/06       08/25/06      146,401,248.26         7.026               9.750
  16          08/25/06       09/25/06      141,737,411.66         7.026               9.750
  17          09/25/06       10/25/06      136,929,851.95         7.268               9.750
  18          10/25/06       11/25/06      131,989,716.43         7.026               9.750
  19          11/25/06       12/25/06      126,928,712.20         7.271               9.750
  20          12/25/06       01/25/07      121,759,090.04         7.029               9.750
  21          01/25/07       02/25/07      116,493,465.35         7.029               9.750
  22          02/25/07       03/25/07      111,144,877.37         7.809               9.750
  23          03/25/07       04/25/07      105,726,682.26         7.030               9.750
  24          04/25/07       05/25/07      100,252,484.69         7.693               9.750
  25          05/25/07       06/25/07       94,829,759.34         8.926               9.750
  26          06/25/07       07/25/07       89,612,128.80         9.228               9.750
  27          07/25/07       08/25/07       84,572,328.93         8.919               9.750
  28          08/25/07       09/25/07       79,704,220.29         8.915               9.750
  29          09/25/07       10/25/07       75,001,877.25         9.217               9.750
  30          10/25/07       11/25/07       70,459,580.45         9.041               9.750
  31          11/25/07       12/25/07       66,073,336.10         9.750               9.750
  32          12/25/07       01/25/08       61,839,989.23         9.523               9.750
  33          01/25/08       02/25/08       57,750,354.20         9.518               9.750
  34          02/25/08       03/25/08       53,799,483.90         9.750               9.750
  35          03/25/08       04/25/08       49,982,603.14         9.508               9.750

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

              BEGINNING       ENDING          NOTIONAL          1ML STRIKE         1ML STRIKE
PERIOD         ACCRUAL       ACCRUAL        BALANCE ($)      LOWER COLLAR (%)   UPPER COLLAR (%)
------         -------       -------        -----------      ----------------   ----------------
   1          05/31/05       06/25/05      227,148,000.00         8.284               9.250
   2          06/25/05       07/25/05      225,846,846.58         6.862               9.250
   3          07/25/05       08/25/05      224,191,945.67         6.633               9.250
   4          08/25/05       09/25/05      222,184,012.27         6.633               9.250
   5          09/25/05       10/25/05      219,824,994.27         6.862               9.250
   6          10/25/05       11/25/05      217,118,090.30         6.633               9.250
   7          11/25/05       12/25/05      214,067,760.91         6.862               9.250
   8          12/25/05       01/25/06      210,679,732.82         6.632               9.250
   9          01/25/06       02/25/06      206,960,996.07         6.632               9.250
  10          02/25/06       03/25/06      202,919,793.70         7.370               9.250
  11          03/25/06       04/25/06      198,565,603.92         6.633               9.250
  12          04/25/06       05/25/06      193,909,158.89         6.863               9.250
  13          05/25/06       06/25/06      188,984,020.26         6.633               9.250
  14          06/25/06       07/25/06      183,806,410.07         6.863               9.250
  15          07/25/06       08/25/06      178,389,042.59         6.633               9.250
  16          08/25/06       09/25/06      172,745,583.79         6.633               9.250
  17          09/25/06       10/25/06      166,890,594.82         6.864               9.250
  18          10/25/06       11/25/06      160,839,484.10         6.634               9.250
  19          11/25/06       12/25/06      154,608,392.31         6.864               9.250
  20          12/25/06       01/25/07      148,214,164.61         6.634               9.250
  21          01/25/07       02/25/07      141,674,255.00         6.635               9.250
  22          02/25/07       03/25/07      135,006,641.62         7.373               9.250
  23          03/25/07       04/25/07      128,229,737.86         6.636               9.250
  24          04/25/07       05/25/07      121,363,590.86         7.933               9.250
  25          05/25/07       06/25/07      114,574,862.17         8.865               9.250
  26          06/25/07       07/25/07      108,042,028.93         9.167               9.250
  27          07/25/07       08/25/07      101,737,329.73         8.862               9.250
  28          08/25/07       09/25/07       95,652,764.32         8.861               9.250
  29          09/25/07       10/25/07       89,780,613.75         9.163               9.250
  30          10/25/07       11/25/07       84,113,437.86         9.202               9.250

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

              BEGINNING       ENDING          NOTIONAL          1ML STRIKE         1ML STRIKE
PERIOD         ACCRUAL       ACCRUAL        BALANCE ($)      LOWER COLLAR (%)   UPPER COLLAR (%)
------         -------       -------        -----------      ----------------   ----------------
   1          05/31/05       06/25/05      122,650,000.00         8.053               8.800
   2          06/25/05       07/25/05      122,650,000.00         6.595               8.800
   3          07/25/05       08/25/05      122,650,000.00         6.359               8.800
   4          08/25/05       09/25/05      122,650,000.00         6.359               8.800
   5          09/25/05       10/25/05      122,650,000.00         6.594               8.800
   6          10/25/05       11/25/05      122,650,000.00         6.359               8.800
   7          11/25/05       12/25/05      122,650,000.00         6.594               8.800
   8          12/25/05       01/25/06      122,650,000.00         6.359               8.800
   9          01/25/06       02/25/06      122,650,000.00         6.359               8.800
  10          02/25/06       03/25/06      122,650,000.00         7.115               8.800
  11          03/25/06       04/25/06      122,650,000.00         6.359               8.800
  12          04/25/06       05/25/06      122,650,000.00         6.595               8.800
  13          05/25/06       06/25/06      122,650,000.00         6.361               8.800
  14          06/25/06       07/25/06      122,650,000.00         6.596               8.800
  15          07/25/06       08/25/06      122,650,000.00         6.361               8.800
  16          08/25/06       09/25/06      122,650,000.00         6.361               8.800
  17          09/25/06       10/25/06      122,650,000.00         6.597               8.800
  18          10/25/06       11/25/06      122,650,000.00         6.362               8.800
  19          11/25/06       12/25/06      122,650,000.00         6.598               8.800
  20          12/25/06       01/25/07      122,650,000.00         6.363               8.800
  21          01/25/07       02/25/07      122,650,000.00         6.363               8.800
  22          02/25/07       03/25/07      122,650,000.00         7.120               8.800
  23          03/25/07       04/25/07      122,650,000.00         6.364               8.800
  24          04/25/07       05/25/07      122,650,000.00         7.374               8.800
  25          05/25/07       06/25/07      122,650,000.00         8.443               8.800
  26          06/25/07       07/25/07      122,650,000.00         8.745               8.800
  27          07/25/07       08/25/07      122,650,000.00         8.438               8.800
  28          08/25/07       09/25/07      122,650,000.00         8.435               8.800
  29          09/25/07       10/25/07      122,650,000.00         8.738               8.800
  30          10/25/07       11/25/07      122,650,000.00         8.679               8.800

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

                       AVAIL. FUNDS    AVAIL. FUNDS
PERIOD  PAYMENT DATE  CAP (%) (1)(2)  CAP (%) (1)(3)
------  ------------  --------------  --------------
   1      6/25/2005        9.018           9.018
   2      7/25/2005        7.515          10.000
   3      8/25/2005        7.273          10.000
   4      9/25/2005        7.273          10.000
   5     10/25/2005        7.515          10.000
   6     11/25/2005        7.272          10.000
   7     12/25/2005        7.515          10.000
   8      1/25/2006        7.272          10.000
   9      2/25/2006        7.272          10.000
  10      3/25/2006        8.051          10.000
  11      4/25/2006        7.272          10.000
  12      5/25/2006        7.514          10.000
  13      6/25/2006        7.276          10.000
  14      7/25/2006        7.518          10.000
  15      8/25/2006        7.276          10.000
  16      9/25/2006        7.276          10.000
  17     10/25/2006        7.518          10.000
  18     11/25/2006        7.276          10.000
  19     12/25/2006        7.519          10.000
  20      1/25/2007        7.276          10.000
  21      2/25/2007        7.277          10.000
  22      3/25/2007        8.057          10.000
  23      4/25/2007        7.278          10.000
  24      5/25/2007        7.836          10.000
  25      6/25/2007        8.582          10.000
  26      7/25/2007        8.865          10.000
  27      8/25/2007        8.577          10.000
  28      9/25/2007        8.575          10.000
  29     10/25/2007        8.858          10.000
  30     11/25/2007        8.570          10.000
  31     12/25/2007        8.853          10.105
  32      1/25/2008        8.565          10.000
  33      2/25/2008        8.563          10.000
  34      3/25/2008        9.150          10.436
  35      4/25/2008        8.558          10.000
  36      5/25/2008        9.196          10.721
  37      6/25/2008        8.896          10.853
  38      7/25/2008        9.189          11.206
  39      8/25/2008        8.889          10.836
  40      9/25/2008        8.886          10.827
  41     10/25/2008        9.178          11.179
  42     11/25/2008        8.878          11.101
  43     12/25/2008        9.171          11.952
  44      1/25/2009        8.871          11.556
  45      2/25/2009        8.868          11.545
  46      3/25/2009        9.813          12.770
  47      4/25/2009        8.860          11.523
  48      5/25/2009        9.151          12.059
  49      6/25/2009        8.852          11.659
  50      7/25/2009        9.144          12.035
  51      8/25/2009        8.845          11.635
  52      9/25/2009        8.841          11.623
  53     10/25/2009        9.132          11.998
  54     11/25/2009        8.833          11.755
  55     12/25/2009        9.123          12.134
  56      1/25/2010        8.825          11.730
  57      2/25/2010        8.821          11.717
  58      3/25/2010        9.762          12.958
  59      4/25/2010        8.813          11.691
  60      5/25/2010        9.106          12.073
  61      6/25/2010        8.817          11.686
  62      7/25/2010        9.107          12.062
  63      8/25/2010        8.809          11.659
  64      9/25/2010        8.805          11.646
  65     10/25/2010        9.094          12.020
  66     11/25/2010        8.796          11.620
  67     12/25/2010        9.085          11.998
  68      1/25/2011        8.787          11.598
  69      2/25/2011        8.783          11.584
  70      3/25/2011        9.719          12.809
  71      4/25/2011        8.774          11.555
  72      5/25/2011        9.062          11.928
  73      6/25/2011        8.765          11.534
  74      7/25/2011        9.052          11.903
  75      8/25/2011        8.756          11.505
  76      9/25/2011        8.751          11.490

----------

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, at Pricing Prepayment Speed, and 1 month LIBOR and 6 month LIBOR remain constant at 3.1107% and 3.5052%, respectively.

(3) Assumes no losses, 10% optional termination, at Pricing Prepayment Speed, and 1 month LIBOR and 6 month LIBOR are 3.1107% and 3.5052%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE


                       AVAIL. FUNDS    AVAIL. FUNDS
PERIOD  PAYMENT DATE  CAP (%) (1)(2)  CAP (%) (1)(3)
------  ------------  --------------  --------------
   1      6/25/2005        8.534           8.534
   2      7/25/2005        7.112           9.500
   3      8/25/2005        6.883           9.500
   4      9/25/2005        6.883           9.500
   5     10/25/2005        7.112           9.500
   6     11/25/2005        6.883           9.500
   7     12/25/2005        7.112           9.500
   8      1/25/2006        6.882           9.500
   9      2/25/2006        6.882           9.500
  10      3/25/2006        7.620           9.500
  11      4/25/2006        6.883           9.500
  12      5/25/2006        7.113           9.500
  13      6/25/2006        6.883           9.500
  14      7/25/2006        7.113           9.500
  15      8/25/2006        6.883           9.500
  16      9/25/2006        6.883           9.500
  17     10/25/2006        7.113           9.500
  18     11/25/2006        6.884           9.500
  19     12/25/2006        7.113           9.500
  20      1/25/2007        6.884           9.500
  21      2/25/2007        6.884           9.500
  22      3/25/2007        7.622           9.500
  23      4/25/2007        6.885           9.500
  24      5/25/2007        7.897           9.500
  25      6/25/2007        8.570           9.500
  26      7/25/2007        8.855           9.500
  27      8/25/2007        8.568           9.500
  28      9/25/2007        8.567           9.500
  29     10/25/2007        8.852           9.500
  30     11/25/2007        8.565           9.500
  31     12/25/2007        8.850          10.174
  32      1/25/2008        8.563           9.844
  33      2/25/2008        8.562           9.842
  34      3/25/2008        9.151          10.519
  35      4/25/2008        8.560           9.838
  36      5/25/2008        9.047          10.768
  37      6/25/2008        8.911          11.032
  38      7/25/2008        9.206          11.396
  39      8/25/2008        8.908          11.025
  40      9/25/2008        8.906          11.022
  41     10/25/2008        9.202          11.386
  42     11/25/2008        8.903          11.435
  43     12/25/2008        9.198          12.292
  44      1/25/2009        8.900          11.891
  45      2/25/2009        8.898          11.887
  46      3/25/2009        9.850          13.155
  47      4/25/2009        8.895          11.878
  48      5/25/2009        9.190          12.351
  49      6/25/2009        8.892          12.020
  50      7/25/2009        9.186          12.416
  51      8/25/2009        8.888          12.010
  52      9/25/2009        8.886          12.005
  53     10/25/2009        9.181          12.400
  54     11/25/2009        8.883          12.074
  55     12/25/2009        9.177          12.545
  56      1/25/2010        8.879          12.135
  57      2/25/2010        8.877          12.130
  58      3/25/2010        9.826          13.423
  59      4/25/2010        8.880          12.127
  60      5/25/2010        9.189          12.546
  61      6/25/2010        8.895          12.142
  62      7/25/2010        9.189          12.540
  63      8/25/2010        8.891          12.129
  64      9/25/2010        8.888          12.123
  65     10/25/2010        9.183          12.524
  66     11/25/2010        8.884          12.120
  67     12/25/2010        9.178          12.520
  68      1/25/2011        8.880          12.110
  69      2/25/2011        8.878          12.103
  70      3/25/2011        9.826          13.393
  71      4/25/2011        8.873          12.093
  72      5/25/2011        9.167          12.496
  73      6/25/2011        8.869          12.088
  74      7/25/2011        9.162          12.484
  75      8/25/2011        8.864          12.074
  76      9/25/2011        8.862          12.068

----------

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, at Pricing Prepayment Speed, and 1 month LIBOR and 6 month LIBOR remain constant at 3.1107% and 3.5052%, respectively.

(3) Assumes no losses, 10% optional termination, at Pricing Prepayment Speed, and 1 month LIBOR and 6 month LIBOR are 3.1107% and 3.5052%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------

                      SUBORDINATE AVAILABLE FUNDS CAP TABLE



                       AVAIL. FUNDS    AVAIL. FUNDS
PERIOD  PAYMENT DATE  CAP (%) (1)(2)  CAP (%) (1)(3)
------  ------------  --------------  --------------
   1      6/25/2005        8.753           8.753
   2      7/25/2005        7.295           9.500
   3      8/25/2005        7.059           9.500
   4      9/25/2005        7.059           9.500
   5     10/25/2005        7.294           9.500
   6     11/25/2005        7.059           9.500
   7     12/25/2005        7.294           9.500
   8      1/25/2006        7.059           9.500
   9      2/25/2006        7.059           9.500
  10      3/25/2006        7.815           9.500
  11      4/25/2006        7.059           9.500
  12      5/25/2006        7.295           9.500
  13      6/25/2006        7.061           9.500
  14      7/25/2006        7.296           9.500
  15      8/25/2006        7.061           9.500
  16      9/25/2006        7.061           9.500
  17     10/25/2006        7.297           9.500
  18     11/25/2006        7.061           9.500
  19     12/25/2006        7.297           9.500
  20      1/25/2007        7.062           9.500
  21      2/25/2007        7.062           9.500
  22      3/25/2007        7.819           9.500
  23      4/25/2007        7.063           9.500
  24      5/25/2007        7.869           9.500
  25      6/25/2007        8.575           9.500
  26      7/25/2007        8.860           9.500
  27      8/25/2007        8.572           9.500
  28      9/25/2007        8.571           9.500
  29     10/25/2007        8.855           9.500
  30     11/25/2007        8.567           9.500
  31     12/25/2007        8.851          10.143
  32      1/25/2008        8.564           9.812
  33      2/25/2008        8.562           9.809
  34      3/25/2008        9.151          10.481
  35      4/25/2008        8.559           9.802
  36      5/25/2008        9.115          10.747
  37      6/25/2008        8.904          10.951
  38      7/25/2008        9.199          11.310
  39      8/25/2008        8.899          10.939
  40      9/25/2008        8.897          10.933
  41     10/25/2008        9.191          11.292
  42     11/25/2008        8.892          11.283
  43     12/25/2008        9.186          12.137
  44      1/25/2009        8.887          11.738
  45      2/25/2009        8.884          11.731
  46      3/25/2009        9.833          12.979
  47      4/25/2009        8.879          11.715
  48      5/25/2009        9.172          12.218
  49      6/25/2009        8.874          11.855
  50      7/25/2009        9.167          12.242
  51      8/25/2009        8.868          11.838
  52      9/25/2009        8.865          11.830
  53     10/25/2009        9.158          12.216
  54     11/25/2009        8.860          11.928
  55     12/25/2009        9.152          12.356
  56      1/25/2010        8.854          11.949
  57      2/25/2010        8.851          11.940
  58      3/25/2010        9.796          13.209
  59      4/25/2010        8.849          11.927
  60      5/25/2010        9.150          12.328
  61      6/25/2010        8.859          11.932
  62      7/25/2010        9.151          12.320
  63      8/25/2010        8.853          11.913
  64      9/25/2010        8.850          11.903
  65     10/25/2010        9.142          12.291
  66     11/25/2010        8.843          11.889
  67     12/25/2010        9.135          12.279
  68      1/25/2011        8.837          11.873
  69      2/25/2011        8.834          11.863
  70      3/25/2011        9.777          13.123
  71      4/25/2011        8.827          11.844
  72      5/25/2011        9.118          12.232
  73      6/25/2011        8.820          11.831
  74      7/25/2011        9.111          12.214
  75      8/25/2011        8.814          11.810
  76      9/25/2011        8.810          11.799

----------

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, at Pricing Prepayment Speed, and 1 month LIBOR and 6 month LIBOR remain constant at 3.1107% and 3.5052%, respectively.

(3) Assumes no losses, 10% optional termination, at Pricing Prepayment Speed, and 1 month LIBOR and 6 month LIBOR are 3.1107% and 3.5052%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)       COMPUTATIONAL MATERIALS FOR
                           FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)


                            0%                   80%                   100%                 150%                 200%
                       PRICING SPEED        PRICING SPEED         PRICING SPEED         PRICING SPEED        PRICING SPEED
                          TO CALL              TO CALL               TO CALL               TO CALL              TO CALL
                       -------------        -------------         -------------         -------------        -------------
                        DISC MARGIN          DISC MARGIN           DISC MARGIN           DISC MARGIN          DISC MARGIN
                        -----------          -----------           -----------           -----------          -----------
CLASS A-1A
         100.00000%         24                    24                    24                   24                    24

          WAL (YRS)        19.5                  3.04                  2.5                  1.57                  1.28
   PRINCIPAL WINDOW    Jun05 - May34        Jun05 - Jun13         Jun05 - Nov11         Jun05 - Apr08        Jun05 - Aug07
CLASS A-1B
         100.00000%         29                    29                    29                   29                    29

          WAL (YRS)        19.5                  3.04                  2.5                  1.57                  1.28
   PRINCIPAL WINDOW    Jun05 - May34        Jun05 - Jun13         Jun05 - Nov11         Jun05 - Apr08        Jun05 - Aug07
CLASS A-2A
         100.00000%         11                    11                    11                   11                    11

          WAL (YRS)        12.3                  1.14                  1.00                 0.78                  0.65
   PRINCIPAL WINDOW    Jun05 - Aug23        Jun05 - Mar07         Jun05 - Jan07         Jun05 - Aug06        Jun05 - Jun06
CLASS A-2B
         100.00000%         24                    24                    24                   24                    24

          WAL (YRS)        23.58                 3.48                  2.84                  1.9                  1.56
   PRINCIPAL WINDOW    Aug23 - Apr34        Mar07 - Dec12         Jan07 - May11         Aug06 - Jan08        Jun06 - Jun07
CLASS A-2C
         100.00000%         37                    37                    37                   37                    37

          WAL (YRS)        28.98                 8.03                  6.44                 2.76                  2.16
   PRINCIPAL WINDOW    Apr34 - May34        Dec12 - Jun13         May11 - Nov11         Jan08 - Apr08        Jun07 - Aug07
CLASS M-1
         100.00000%         43                    43                    43                   43                    43

          WAL (YRS)        26.98                 5.56                  4.65                 3.93                  2.4
   PRINCIPAL WINDOW    Nov28 - May34        Jun08 - Jun13         Sep08 - Nov11         Apr08 - Aug09        Aug07 - Dec07
 CLASS M-2
         100.00000%         45                    45                    45                   45                    45

          WAL (YRS)        26.98                 5.56                  4.61                 4.21                  2.61
   PRINCIPAL WINDOW    Nov28 - May34        Jun08 - Jun13         Aug08 - Nov11         Jun09 - Aug09        Dec07 - Jan08
 CLASS M-3
         100.00000%         49                    49                    49                   49                    49

          WAL (YRS)        26.98                 5.56                  4.59                 4.00                  2.76
   PRINCIPAL WINDOW    Nov28 - May34        Jun08 - Jun13         Aug08 - Nov11         Mar09 - Aug09        Jan08 - Mar08
 CLASS M-4
         100.00000%         64                    64                    64                   64                    64

          WAL (YRS)        26.98                 5.56                  4.58                 3.84                  2.89
   PRINCIPAL WINDOW    Nov28 - May34        Jun08 - Jun13         Jul08 - Nov11         Jan09 - Aug09        Mar08 - May08
 CLASS M-5
         100.00000%         67                    67                    67                   67                    67

          WAL (YRS)        26.98                 5.56                  4.57                 3.72                  3.04
   PRINCIPAL WINDOW    Nov28 - May34        Jun08 - Jun13         Jul08 - Nov11         Nov08 - Aug09        May08 - Jun08
 CLASS M-6
         100.00000%         72                    72                    72                   72                    72

          WAL (YRS)        26.98                 5.56                  4.57                 3.63                  3.07
   PRINCIPAL WINDOW    Nov28 - May34        Jun08 - Jun13         Jul08 - Nov11         Sep08 - Aug09        Jun08 - Jun08
 CLASS B-1
         100.00000%         125                  125                   125                   125                  125

          WAL (YRS)        26.98                 5.56                  4.56                 3.56                  3.07
   PRINCIPAL WINDOW    Nov28 - May34        Jun08 - Jun13         Jun08 - Nov11         Aug08 - Aug09        Jun08 - Jun08


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)       COMPUTATIONAL MATERIALS FOR
                           FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------


                         DISCOUNT MARGIN TABLE (TO CALL)



 CLASS B-2
         100.00000%         135                  135                   135                   135                  135

          WAL (YRS)        26.98                5.56                   4.56                 3.51                  3.07
   PRINCIPAL WINDOW    Nov28 - May34        Jun08 - Jun13         Jun08 - Nov11         Jul08 - Aug09        Jun08 - Jun08
 CLASS B-3
         100.00000%         180                  180                   180                   180                  180

          WAL (YRS)        26.98                5.56                   4.56                 3.47                  3.07
   PRINCIPAL WINDOW    Nov28 - May34        Jun08 - Jun13         Jun08 - Nov11         Jul08 - Aug09        Jun08 - Jun08


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)       COMPUTATIONAL MATERIALS FOR
                           FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------


                       DISCOUNT MARGIN TABLE (TO MATURITY)


                            0%                   80%                  100%                 150%                 200%
                      PRICING SPEED         PRICING SPEED         PRICING SPEED        PRICING SPEED        PRICING SPEED
                       TO MATURITY           TO MATURITY           TO MATURITY          TO MATURITY          TO MATURITY
                      -------------         -------------         -------------        -------------        -------------
                       DISC MARGIN           DISC MARGIN           DISC MARGIN          DISC MARGIN          DISC MARGIN
                       -----------           -----------           -----------          -----------          -----------
CLASS A-1A
         100.00000%          24                  25                    25                    24                    24

          WAL (YRS)        19.53                3.28                  2.68                  1.57                  1.28
   PRINCIPAL WINDOW    Jun05 - Apr35        Jun05 - Dec22         Jun05 - Jun19         Jun05 - Apr08        Jun05 - Aug07
CLASS A-1B
         100.00000%          29                  31                    31                    29                    29

          WAL (YRS)        19.53                3.28                  2.68                  1.57                  1.28
   PRINCIPAL WINDOW    Jun05 - Apr35        Jun05 - Dec22         Jun05 - Jun19         Jun05 - Apr08        Jun05 - Aug07
CLASS A-2A
         100.00000%          11                  11                    11                    11                    11

          WAL (YRS)        12.30                1.14                  1.00                  0.78                  0.65
   PRINCIPAL WINDOW    Jun05 - Aug23        Jun05 - Mar07         Jun05 - Jan07         Jun05 - Aug06        Jun05 - Jun06
CLASS A-2B
         100.00000%          24                  24                    24                    24                    24

          WAL (YRS)        23.58                3.48                  2.84                  1.90                  1.56
   PRINCIPAL WINDOW    Aug23 - Apr34        Mar07 - Dec12         Jan07 - May11         Aug06 - Jan08        Jun06 - Jun07
CLASS A-2C
         100.00000%          37                  44                    44                    37                    37

          WAL (YRS)        29.47                10.31                 8.19                  2.76                  2.16
   PRINCIPAL WINDOW    Apr34 - Apr35        Dec12 - Apr22         May11 - Oct18         Jan08 - Apr08        Jun07 - Aug07
CLASS M-1
         100.00000%          43                  45                    45                    48                    43

          WAL (YRS)        27.08                6.12                  5.09                  5.28                  2.40
   PRINCIPAL WINDOW    Nov28 - Apr35        Jun08 - Sep20         Sep08 - Jul17         Apr08 - Apr14        Aug07 - Dec07
 CLASS M-2
         100.00000%          45                  47                    47                    47                    45

          WAL (YRS)        27.08                6.10                  5.03                  4.58                  2.61
   PRINCIPAL WINDOW    Nov28 - Mar35        Jun08 - Oct19         Aug08 - Oct16         Jun09 - Aug12        Dec07 - Jan08
 CLASS M-3
         100.00000%          49                  51                    51                    50                    49

          WAL (YRS)        27.08                6.09                  5.00                  4.25                  2.76
   PRINCIPAL WINDOW    Nov28 - Mar35        Jun08 - Mar19         Aug08 - May16         Mar09 - May12        Jan08 - Mar08
 CLASS M-4
         100.00000%          64                  66                    66                    66                    64

          WAL (YRS)        27.07                6.07                  4.97                  4.08                  2.89
   PRINCIPAL WINDOW    Nov28 - Mar35        Jun08 - Oct18         Jul08 - Jan16         Jan09 - Feb12        Mar08 - May08
 CLASS M-5
         100.00000%          67                  69                    69                    69                    77

          WAL (YRS)        27.07                6.04                  4.94                  3.94                  4.48
   PRINCIPAL WINDOW    Nov28 - Feb35        Jun08 - Mar18         Jul08 - Aug15         Nov08 - Nov11        May08 - Jun11
 CLASS M-6
         100.00000%          72                  74                    74                    74                    82

          WAL (YRS)        27.07                6.00                  4.91                  3.84                  4.31
   PRINCIPAL WINDOW    Nov28 - Feb35        Jun08 - Aug17         Jul08 - Feb15         Sep08 - Jul11        May09 - Jan10
 CLASS B-1
         100.00000%         125                  128                   128                   128                  136

          WAL (YRS)        27.06                5.95                  4.86                  3.74                  3.81
   PRINCIPAL WINDOW    Nov28 - Jan35        Jun08 - Dec16         Jun08 - Jul14         Aug08 - Mar11        Dec08 - Jun09


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)       COMPUTATIONAL MATERIALS FOR
                           FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------


                      DISCOUNT MARGIN TABLE (TO MATURITY)

 CLASS B-2
         100.00000%         135                  138                   138                   137                  143

          WAL (YRS)        27.05                5.85                   4.78                 3.64                  3.50
   PRINCIPAL WINDOW    Nov28 - Dec34        Jun08 - Jan16         Jun08 - Oct13         Jul08 - Oct10        Sep08 - Mar09
 CLASS B-3
         100.00000%         180                  182                   182                   182                  186

          WAL (YRS)        27.02                5.72                   4.67                 3.54                  3.31
   PRINCIPAL WINDOW    Nov28 - Sep34        Jun08 - Oct14         Jun08 - Nov12         Jul08 - Mar10        Aug08 - Nov08


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 3.1107%, 6ML = 3.5052%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) Pricing Prepayment Speed, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown and Class A-1 Certificates pay sequentially):

                                            STATIC LIBOR                                  FORWARD LIBOR
                             ---------------------------------------          --------------------------------------
                             35% LOSS        45% LOSS       55% LOSS          35% LOSS       45% LOSS      55% LOSS
                             SEVERITY        SEVERITY       SEVERITY          SEVERITY       SEVERITY      SEVERITY
                             --------        --------       --------          --------       --------      --------
CLASS M-1    CDR Break        39.822%         28.512%        22.251%           37.672%       26.859%        20.917%
             Cum Loss          24.04%          25.66%         26.80%            23.36%        24.75%         25.72%
CLASS M-2    CDR Break        33.292%         24.421%        19.311%           31.224%       22.827%        18.017%
             Cum Loss          21.84%          23.30%         24.34%            21.06%        22.31%         23.18%
CLASS M-3    CDR Break        29.460%         21.916%        17.468%           27.447%       20.361%        16.200%
             Cum Loss          20.35%          21.71%         22.67%            19.51%        20.66%         21.47%
CLASS M-4    CDR Break        26.062%         19.628%        15.757%           24.104%       18.109%        14.514%
             Cum Loss          18.89%          20.14%         21.03%            17.98%        19.04%         19.78%
CLASS M-5    CDR Break        22.897%         17.448%        14.102%           20.999%       15.962%        12.883%
             Cum Loss          17.38%          18.53%         19.35%            16.41%        17.38%         18.05%
CLASS M-6    CDR Break        20.328%         15.632%        12.703%           18.480%       14.178%        11.508%
             Cum Loss          16.05%          17.10%         17.85%            15.02%        15.90%         16.52%
CLASS B-1    CDR Break        17.803%         13.811%        11.283%           16.003%       12.389%        10.109%
             Cum Loss          14.62%          15.58%         16.25%            13.54%        14.33%         14.88%
CLASS B-2    CDR Break        15.547%         12.153%         9.978%           13.795%       10.762%         8.823%
             Cum Loss          13.25%          14.11%         14.71%            12.11%        12.81%         13.29%
CLASS B-3    CDR Break        14.473%         11.349%         9.337%           12.741%        9.974%         8.194%
             Cum Loss          12.56%          13.36%         13.93%            11.39%        12.04%         12.49%


                                  [LINE GRAPH]


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FFH1
--------------------------------------------------------------------------------

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 3.1107%, 6ML = 3.5052%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-4 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-4 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) Pricing Prepayment Speed, (2) no defaults and no losses:

                                EXCESS SPREAD IN    EXCESS SPREAD IN
                                      BPS                  BPS
                    PERIOD       (STATIC LIBOR)      (FORWARD LIBOR)
                    ------       --------------      ---------------
                   Avg yr1            391                  327
                   Avg yr2            395                  302
                   Avg yr3            552                  492
                   Avg yr4            586                  540
                   Avg yr5            583                  533

  PERIOD       EXCESS      1 MONTH    6 MONTH       EXCESS      PERIOD      EXCESS      1 MONTH    6 MONTH     EXCESS SPREAD
            SPREAD IN BPS  FORWARD    FORWARD    SPREAD IN BPS           SPREAD IN BPS  FORWARD    FORWARD        IN BPS
               (STATIC       LIBOR      LIBOR      (FORWARD                 (STATIC       LIBOR      LIBOR       (FORWARD
               LIBOR)                               LIBOR)                  LIBOR)                                LIBOR)
----------------------------------------------------------------------------------------------------------------------------
    1            **         3.1107%    3.5052%        **          39          567        4.3741%    4.4315%        518
    2            400        3.3300%    3.6232%        378         40          568        4.3791%    4.4385%        518
    3            375        3.4270%    3.7129%        344         41          599        4.3846%    4.4456%        551
    4            375        3.5426%    3.7874%        332         42          568        4.3918%    4.4552%        520
    5            399        3.7035%    3.8663%        340         43          599        4.3993%    4.4662%        556
    6            375        3.7736%    3.9130%        309         44          567        4.4092%    4.4767%        521
    7            399        3.7972%    3.9423%        331         45          567        4.4189%    4.4895%        519
    8            375        3.8729%    3.9695%        299         46          666        4.4276%    4.5007%        626
    9            375        3.8748%    3.9830%        299         47          567        4.4396%    4.5134%        516
    10           453        3.9829%    4.0015%        365         48          597        4.4527%    4.5263%        551
    11           375        3.9995%    4.0056%        286         49          566        4.4658%    4.5387%        519
    12           399        3.9395%    4.0081%        316         50          596        4.4771%    4.5484%        551
    13           375        3.9465%    4.0254%        292         51          565        4.4893%    4.5598%        515
    14           399        3.9635%    4.0461%        314         52          565        4.5008%    4.5697%        514
    15           375        3.9805%    4.0657%        288         53          595        4.5122%    4.5781%        546
    16           375        4.0003%    4.0888%        286         54          564        4.5229%    4.5879%        513
    17           399        4.0200%    4.1100%        308         55          595        4.5311%    4.5954%        548
    18           375        4.0403%    4.1322%        282         56          563        4.5409%    4.6036%        513
    19           399        4.0629%    4.1563%        304         57          563        4.5494%    4.6116%        511
    20           375        4.0860%    4.1833%        278         58          662        4.5560%    4.6186%        619
    21           375        4.1096%    4.2068%        275         59          563        4.5648%    4.6270%        509
    22           453        4.1329%    4.2347%        351         60          594        4.5710%    4.6354%        545
    23           375        4.1581%    4.2584%        271         61          563        4.5775%    4.6440%        513
    24           459        4.1823%    4.2800%        372         62          594        4.5854%    4.6548%        546
    25           533        4.2094%    4.3030%        474         63          563        4.5937%    4.6650%        510
    26           562        4.2337%    4.3223%        503         64          562        4.6023%    4.6758%        509
    27           533        4.2555%    4.3389%        470         65          593        4.6124%    4.6867%        541
    28           533        4.2761%    4.3550%        468         66          561        4.6239%    4.7005%        508
    29           563        4.2941%    4.3672%        498         67          592        4.6358%    4.7137%        543
    30           534        4.3114%    4.3786%        469         68          560        4.6483%    4.7302%        507
    31           564        4.3251%    4.3884%        508         69          560        4.6605%    4.7440%        505
    32           534        4.3365%    4.3948%        475         70          659        4.6732%    4.7589%        613
    33           535        4.3470%    4.4002%        474         71          559        4.6891%    4.7751%        501
    34           597        4.3541%    4.4051%        540         72          589        4.7045%    4.7883%        536
    35           535        4.3601%    4.4096%        474         73          558        4.7202%    4.8017%        504
    36           595        4.3646%    4.4135%        545         74          589        4.7353%    4.8140%        536
    37           573        4.3667%    4.4194%        526         75          558        4.7489%    4.8236%        500
    38           598        4.3694%    4.4238%        552         76          560        4.7619%    4.8324%        501

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.